                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                          MIDDLE BAY OIL COMPANY, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a(6)(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underling value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          MIDDLE BAY OIL COMPANY, INC.
                          1221 Lamar Street, Suite 1020
                              Houston, Texas 77010


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 18, 1999


To the Shareholders of Middle Bay Oil Company, Inc.


         A Special Meeting of Shareholders of Middle Bay Oil Company, Inc., an Alabama corporation ("Middle Bay" or the "Company"), will be held at the principal office of the Company, 1221 Lamar Street, Suite 1020, Houston, Texas, 77010 on Thursday, November 18, 1999 at 10:00 a.m., local time, for the purpose of acting on the following matters:

         (1) To approve a change in the Company's state of incorporation from Alabama to Delaware by means of a merger of the Company with and into a wholly-owned subsidiary, 3TEC Energy Corporation, a Delaware corporation, which the Company shall form for this purpose (the "Reincorporation Merger");

         (2)      To approve a change of the Company's name to 3TEC Energy
                  Corporation;

         (3) To approve an increase in the number of authorized shares of common stock of the Company from 40,000,000 shares to 60,000,000;

         (4)      To consider and approve the Company's 1999 Stock Option Plan;
                  and

         (5) To transact such other business as may properly come before the meeting or any adjournment thereof.


         Only common stock shareholders of record at the close of business on October 1, 1999 will be entitled to notice of and to vote at the Special Meeting or any adjournments thereof, notwithstanding the transfer of any stock on the books of the Company after such record date. A list of the shareholders will be open to the examination of any shareholder, for any purpose relevant to the Special Meeting, for a period of ten (10) days prior to the meeting during regular business hours at the principal office of the Company.

         You are requested to forward your proxy in order that you will be represented at the Special Meeting, whether or not you expect to attend in person. Any shareholder giving the proxy enclosed with the proxy statement has the power to revoke such proxy at any time prior to the exercise thereof by filing with the Company a written revocation at or prior to the Special Meeting, by executing a proxy bearing a later date or by attending the Special Meeting and voting in person the shares of stock that such shareholder is entitled to vote.

         Holders of the Company's common stock shall have the right to dissent from the Reincorporation Merger and, if the Reincorporation Merger is consummated, to receive "fair value" for their shares in cash by complying with the provisions of Alabama law, including Sections 10-2B-13.01 through 10/2B-13.32 of the Alabama Business Corporation Act. The text of Article 13 of the Alabama Business Corporations Act relating to the rights of shareholders to dissent from the Reincorporation Merger is attached as Exhibit D to the Proxy Statement accompanying this Notice of Special Meeting.


                                     By Order of the Board of Directors
                                           /s/ Floyd C. Wilson
                         Floyd C. Wilson, President and Chief Executive Officer


October 28, 1999


                             YOUR VOTE IS IMPORTANT.
                PLEASE COMPLETE, SIGN AND RETURN THE ACCOMPANYING
                   PROXY FORM IN THE ENVELOPE PROVIDED, WHICH
               REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          MIDDLE BAY OIL COMPANY, INC.
                          1221 Lamar Street, Suite 1020
                              Houston, Texas 77010



                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 18, 1999

INTRODUCTION

         This Proxy Statement is furnished to shareholders of Middle Bay Oil Company, Inc., an Alabama corporation ("Middle Bay" or the "Company"), in connection with the solicitation, at Middle Bay's expense, on behalf of the Board of Directors of Middle Bay of proxies to be used at a Special Meeting of Shareholders to be held at 10:00 a.m., local time, on November 18, 1999 and all adjournments thereof (the "Special Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         The approximate date on which this Proxy Statement and the enclosed form of proxy will be first sent or given to shareholders is October 28, 1999. The principal executive offices of the Company are located at 1221 Lamar Street, Suite 1020, Houston, Texas 77010.

PROXY; RIGHT TO REVOKE PROXY

         Proxies in the form enclosed will be voted at the Special Meeting if properly executed, returned to Middle Bay before the meeting and not revoked. Any shareholder giving such proxy may revoke it at any time before it is voted by written revocation delivered to Middle Bay's Secretary, by voting in person at the Special Meeting or by giving a later proxy. Attendance at the meeting will not by itself constitute a revocation. The shares represented by proxies solicited by the Board of Directors will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified in the proxy, and where the person solicited specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the common stock. Middle Bay may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

         The enclosed form of proxy allows shareholders to grant or withhold discretionary authority to the persons named to vote on any other matters that may properly come before the Special Meeting. Middle Bay is not aware of any other proposals planned to be made at the Special Meeting and has no current intention of making any additional proposals.

BY WHOM AND THE MANNER IN WHICH PROXY IS BEING SOLICITED

         The cost of solicitation will be paid by Middle Bay. In addition to solicitation of proxies by use of the mails, directors, officers or employees of Middle Bay may, without additional compensation, solicit proxies personally, by telephone or by other appropriate means. Middle Bay will request banks, brokerage houses and other custodians, nominees or fiduciaries holding shares of common stock in their names for others to promptly send proxy materials to, and obtain proxies from, their principals, and Middle Bay will reimburse them for their reasonable expenses in doing so. Middle Bay has not and will not engage any investment banking or brokerage firm or any professional proxy solicitation firm to solicit proxies. No fees, commissions or other compensation will be paid to anyone for proxy votes solicited by Middle Bay.

SHARES OUTSTANDING

         Voting rights regarding the matters to be considered at the Special Meeting are vested exclusively in the holders of Middle Bay's common stock. The record date for common stock shareholders entitled to vote at the Special Meeting is the close of business on October 1, 1999. At the close of business on that date, Middle Bay had issued, outstanding and entitled to vote at the meeting 13,361,232 shares of common stock, $.02 par value, each of which is entitled to one vote on all matters expected to be voted upon at the Special Meeting.

QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of shares of common stock entitled to vote at the Special Meeting representing a majority of the votes entitled to be cast is necessary to constitute a quorum at the Special Meeting. Each holder of shares of common stock is entitled to one vote, in person or by proxy, for each share held in such shareholder's name on the record date. Assuming the presence of a quorum, the affirmative votes equal to at least two-thirds of the votes of holders of common stock cast at the Special Meeting, in person or by proxy, is required for approval of the Reincorporation Merger, and the affirmative votes equal to at least a majority of the votes of holders of common stock cast at the Special Meeting, in person or by proxy, is required for approval of the proposal to change the name of the Company, the proposal to increase the number of shares of common stock of the Company, and the Company's 1999 Stock Option Plan. Abstentions will be included in vote totals and, as such, will have the same effect on the matter voted upon as a negative vote. Where nominee recordholders do not vote on proposals because they did not receive specific instructions on such proposals from the beneficial owners of such shares ("broker nonvotes"), such broker nonvotes will not be included in vote totals and, as such, will have no effect on the action taken at the Special Meeting. The chairman of the meeting shall determine the order of business at the Special Meeting and the voting and other procedures to be observed. The chairman is authorized to declare whether any business is properly brought before the meeting, and business not properly brought before the meeting may not be transacted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth the shares of Middle Bay's common stock beneficially owned by those persons known by Middle Bay to be the beneficial owner of more than five percent of Middle Bay's issued and outstanding common stock. All percentages are based on 13,361,232 shares of common stock issued and outstanding on October 11, 1999:


NAME AND ADDRESS OF                      AMOUNT AND NATURE OF                      PERCENT OF
BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP                         CLASS
-------------------                      --------------------                      ----------

3TEC Energy Company L.L.C.                10,482,222(1), (2)                         54.91%
5910 N. Central Expressway
Suite 1150
Dallas, Texas 75206

EnCap Investments L.L.C.                  10,482,222(3), (2)                         54.91%
1100 Louisiana
Suite 3150
Houston, Texas 77002

Kaiser-Francis Oil Company                 3,337,734                                 24.98%
6733 South Yale
Tulsa, Oklahoma 74136

C. J. Lett, III                            1,187,556                                  8.88%
9320 East Central
Wichita, Kansas 67206

Weskids, L.P.                                961,154(4)                               7.19%
310 South Street
Morristown, NJ  07960

Alvin V. Shoemaker                           948,634(5)                               7.04%
8800 First Avenue
Stone Harbor, NJ  08247


(1) As disclosed on a joint filing on Schedule 13D filed with the Securities and Exchange Commission on September 10, 1999, 3TEC Energy Company LLC is the beneficial owner and has sole voting and dispositive power with respect to 10,482,222 shares of common stock.

(2) Includes 3,566,666 shares represented by notes convertible into common stock and 2,160,000 shares represented by warrants to purchase common stock exercisable within 60 days of this filing.

(3) EnCap Investments L.L.C. may be deemed to share voting and dispositive power with respect to the shares of common stock owned by 3TEC Energy Company LLC; however, EnCap Investments L.L.C. disclaims any beneficial ownership of these shares.

(4) As disclosed on filing on Schedule 13D filed with the Securities and Exchange Commission on November 7, 1997; Weskids, L.P. is presently the beneficial owner and has sole voting and disposition power of 843,687 shares of common stock and 117,467 shares of Series B preferred stock immediately convertible into not less than 117,467 shares of Middle Bay's common stock. The exact conversion ratio is determined by the terms of the June 20, 1997 merger agreement between Middle Bay and Shore Oil Company (the "Shore Merger"). Weskids, Inc. is the general partner of Weskids, L.P. and effectively controls Weskids, L.P. The officers and directors of Weskids, Inc. are as follows: J. Peter Simon, director; Michael B. Lenard, President; Mark J. Butler, Vice President/Treasurer; and Christine W. Jenkins, Secretary.

(5) As disclosed on filing on Schedule 13D filed with the Securities and Exchange Commission on December 23, 1997; includes 117,466 shares of Series B preferred stock immediately convertible into not less than 117,466 shares of Middle Bay's common stock. The exact conversion ratio is determined by the terms of the June 20, 1997 merger agreement between Middle Bay and Shore Oil Company (the "Shore Merger"). This figure also includes 146,946 shares which Mr. Shoemaker may be deemed to share the power to vote or direct the vote and dispose or direct the disposition of with Shoemaker Family Partners, L.P. and Shoeinvest II, L.P.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the shares of Middle Bay's common stock beneficially owned by each director and executive officer and all directors and executive officers as a group, all as of October 11, 1999:


NAME AND ADDRESS OF                      AMOUNT AND NATURE OF                      PERCENT OF
BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP                        CLASS
-------------------                      --------------------                      ----------

Floyd C. Wilson                                 0  (1)                                  *
5910 N. Central Expressway
Suite 1150
Dallas, Texas 75206

David B. Miller                                 0  (2)                                  *
3811 Turtle Creek Blvd., Suite 1080
Dallas, Texas 75219

D. Martin Phillips                              0  (3)                                  *
1100 Louisiana, Suite 3150
Houston, Texas 77002

Frank C. Turner, II                           156,522(4)
1406 Tallow Court
Seabrook, TX  77586

                                        8

Robert W. Hammons                             163,546(5)                                *
915 Kentbury Court
Katy, TX  77450

Gary R Christopher                             28,000(6)                                *
6733 South Yale
Tulsa, OK  74136

Stephen W. Herod                              180,683(7)                                *
1110 Briar Ridge Drive
Houston, TX  77057

Directors and executive officers              528,751                                 3.95%
of the company as a group
(8 persons)


*        Represents less than 1%.

(1) Mr. Wilson is the Managing Director and a member of 3TEC Energy Company L.L.C. which is the beneficial owner of 10,482,222 of Middle Bay's common stock.

(2) Mr. Miller is a Managing Director of EnCap Investments L.L.C., which is a member of 3TEC Energy Company L.L.C. EnCap Investments L.L.C. may be deemed to be the beneficial owner of the 10,482,222 shares of Middle Bay's common stock directly owned by 3TEC Energy Company L.L.C.; however, EnCap disclaims beneficial ownership of these shares.

(3) Mr. Phillips is a Managing Director of EnCap Investments L.L.C., which is a member of 3TEC Energy Company L.L.C. EnCap Investments L.L.C. may be deemed to be the beneficial owner of the 10,482,222 shares of Middle Bay's common stock directly owned by 3TEC Energy Company L.L.C.; however EnCap disclaims beneficial ownership of these shares.

(4) Represents 20,092 shares of common stock and 136,500 shares issuable upon exercise of options granted to Mr. Turner.

(5) Represents 7,046 shares of common stock and 156,500 shares issuable upon exercise of options granted to Mr. Hammons.

(6) Represents 13,000 shares of common stock and 15,000 shares issuable upon exercise of options granted to Mr. Christopher. Mr. Christopher is an officer of Kaiser-Francis Oil Company which is the beneficial owner of 3,337,734 of Middle Bay's common shares.

(7) Represents 109,816 shares of common stock and 55,000 shares issuable upon exercise of options granted to Mr. Herod and 15,867 shares of Series B preferred stock convertible into 15,867 common shares of Middle Bay.

                       PROPOSAL TO APPROVE THE CHANGE IN
                  STATE OF INCORPORATION OF THE COMPANY FROM
                              ALABAMA TO DELAWARE
                    BY MERGING WITH 3TEC ENERGY CORPORATION

INTRODUCTION

         For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from Alabama to Delaware (the "Reincorporation Merger"). Throughout this Proxy Statement, the terms "Middle Bay Oil Company, Inc." or the "Company" refer to the existing Alabama corporation, and the term "3TEC Energy Corporation" refers to a new Delaware corporation to be formed, which will be a wholly owned subsidiary of the Company, and which shall be the successor to Middle Bay Oil Company, Inc. in the proposed Reincorporation Merger.

         As discussed below, the principal reason for the proposed Reincorporation Merger is management's belief that Delaware corporate law affords a more refined and modern alternative to that of Alabama by virtue of the greater flexibility of Delaware law and the substantial body of case law interpreting that law. The Reincorporation Merger is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any action that would materially affect the governance of the Company. If any such action were attempted in the future, however, the Company believes that the laws of Delaware would be better suited to the defense of such action than the laws of Alabama.

THE REINCORPORATION MERGER

         The Reincorporation Merger will be effected by merging Middle Bay Oil Company, Inc. into 3TEC Energy Corporation, which will be incorporated solely for such purpose (the "Reincorporation Merger"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") in substantially the form attached hereto as Exhibit A. Upon completion of the Reincorporation Merger, Middle Bay Oil Company, Inc. will cease to exist as a corporate entity and 3TEC Energy Corporation will continue to operate the business of the Company under the name of 3TEC Energy Corporation. The discussion set forth below is qualified in its entirety by reference to the Merger Agreement attached hereto.

         Pursuant to the Merger Agreement, each outstanding share of Middle Bay Oil Company, Inc. common stock, par value $.02 per share, will be converted automatically into one share of 3TEC Energy Corporation Common Stock, par value $.02 per share, upon the effective date of the Reincorporation Merger. Further, each outstanding share of Middle Bay Oil Company, Inc. Series B Preferred Stock, par value $.02 per share, will be converted automatically into one share of 3TEC Energy Corporation Series B Preferred Stock, par value $.02 per share, upon the effective date of the Reincorporation Merger. In addition, pursuant to the Merger Agreement, each outstanding share of Middle Bay Oil Company, Inc. Series C Preferred Stock, par value $.02 per share, will be converted automatically into one share of 3TEC Energy Corporation Series C Preferred Stock, par value $.02 per share, upon the effective date of the Reincorporation Merger. Each stock certificate representing issued and outstanding shares of Middle Bay Oil Company, Inc. stock will continue to represent the same number of shares of 3TEC Energy Corporation stock. It will not be necessary for shareholders to exchange their existing stock certificates of Middle Bay for stock certificates of 3TEC Energy Corporation. Shareholders may, however, exchange their certificates if they so choose. In addition, the Company expects that it will issue substitute share certificates at some point in the future. Stockholders will be contacted when the Company undertakes such action.

         The Middle Bay Common Stock is listed on the Nasdaq SmallCap Market under the symbol ("MBOC"). As soon as reasonably practicable after the Reincorporation Merger, the 3TEC Energy Corporation Common Stock will be listed on the Nasdaq SmallCap Market under the symbol "TTEN" or a similar available symbol.

         After the Reincorporation Merger, all employee benefit and stock option plans of Middle Bay Oil Company, Inc. will be continued by 3TEC Energy Corporation, and each option or right issued pursuant to such plans will be converted automatically into an option or right to purchase the same number of shares of 3TEC Energy Corporation Common Stock, at the same price per share, upon the same terms and subject to the same conditions as set forth in such plans and any options or other rights issued under the plans.

         If the Reincorporation Merger proposal is approved by the stockholders, it is anticipated that the effective date of the Reincorporation Merger will be as soon as practicable following the Special Meeting. The Merger Agreement provides that the Reincorporation Merger may be abandoned by the Board of Directors of either Middle Bay Oil Company, Inc. or 3TEC Energy Corporation for any reason, notwithstanding shareholder approval. The Merger Agreement may also be amended prior to the effective date of the Reincorporation Merger, except that certain material amendments may not be made after the shareholders have approved the Reincorporation Merger proposal.

         Under the Alabama Business Corporation Act (the "Alabama Act"), shareholders of Middle Bay Oil Company, Inc. have the right to dissent with respect to the Reincorporation Merger proposal and to receive from the Company payment in cash of the fair value of their shares of Common Stock if the Reincorporation Merger is completed. See "Rights of Dissenting Shareholders."

VOTE REQUIRED FOR THE REINCORPORATION MERGER PROPOSAL

         Under the Alabama Act, approval of the Reincorporation Merger proposal, which will also constitute approval of the Merger Agreement, the Certificate of Incorporation (the "Delaware Certificate") and the Bylaws (the "Delaware Bylaws") of 3TEC Energy Corporation, will require the affirmative vote of two-thirds (2/3) of the votes entitled to be cast on the Reincorporation Merger proposal. The Delaware Certificate (which includes the Certificate of Designation of Series B Preferred Stock and the Certificate of Designation of Series C Preferred Stock) and the Delaware Bylaws are attached hereto as Exhibits B and C, respectively.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED REINCORPORATION MERGER.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION MERGER

         The Company was originally incorporated in Alabama on November 30, 1992. The state of Alabama was chosen as a domicile primarily as a matter of convenience and because the laws of that state were suitable for the governance of the Company's operations at the time. Since 1992, however, the Company's operations have expanded both geographically and commercially, resulting in the larger size and broader shareholder base of the Company. As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

         For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of the corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation, or have chosen to reincorporate in Delaware in a manner similar to that proposed by the Company. The Board of Directors believes that the principal reasons for considering such a reincorporation are:

         (i) the General Corporation Law of the State of Delaware (the "Delaware Law"), which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

         (ii) the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware, which is on the cutting edge of computer technology;

         (iii) the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar in an effort to ensure that the corporate statute continues to be responsive to changing business needs;

         (iv) the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, the only Delaware appellate court, which is highly regarded and currently includes former Vice Chancellors and corporate practitioners; and

         (v) the development in Delaware over the last century of a well established body of case law construing the Delaware Law, which provides businesses with a greater measure of predictability than exists in most if not all other jurisdictions.

         The Company believes that Delaware provides a more appropriate and flexible corporate and legal environment in which to operate than currently exists in the state of Alabama and that the Company and its shareholders would benefit substantially from such environment.

         Management believes that the proposed Reincorporation Merger will also help the Company attract and retain qualified directors. Both Alabama and Delaware law permit a corporation to include a provision in its articles or certificate of incorporation, as the case may be, which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors.

ANTI-TAKEOVER IMPLICATIONS

         Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through its corporate charter or bylaws or otherwise. The Reincorporation Merger proposal is not being proposed in order to prevent such a change in control, and the Board of Directors is not aware of any present attempt to acquire control of the Company or to obtain representation on the Board of Directors.

         Nevertheless, certain effects of the Reincorporation Merger proposal may be considered to have anti-takeover implications. For example, Section 203 of the Delaware Law restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. See " Certain Significant Differences Between the Laws of Alabama and Delaware -- Certain Business Combinations."

         For a detailed discussion of the changes which will be implemented as part of the Reincorporation Merger proposal, including the significant differences between the laws of Alabama and Delaware, see "Charter and Bylaws of Middle Bay Oil Company, Inc. and 3TEC Energy Corporation" and "Certain Significant Differences Between the Laws of Alabama and Delaware."

         The Board of Directors of the Company has considered in the past, and may consider again in the future, implementing certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder (some of which may not require shareholder approval). These strategies include, but are not limited to, shareholder rights plans, severance agreements for its management and key employees which become effective upon the occurrence of a change in control of the Company, and the designation and issuance of preferred stock, the rights and preferences of which are determined by the Board of Directors. Some of these measures may be implemented under Alabama law. There is nonetheless substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no current plans to implement any such measures.

         The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits.

         By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take into account the underlying long-term values of the Company's business, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

         Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Merger proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Merger proposal, shareholders who might wish to participate in an unsolicited takeover offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board of Directors and management.

NO CHANGE IN THE BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

         The Reincorporation Merger proposal will effect only a change in the legal domicile of the Company and certain other changes of a legal nature, the most significant of which are described in this Proxy Statement. If the proposal regarding changing the name of the Company is not approved, the name of the surviving company of the Reincorporation Merger will be Middle Bay Oil Company, Inc. The proposed Reincorporation Merger will NOT result in any change in the business, management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The current directors of Middle Bay Oil Company, Inc. will become the directors of 3TEC Energy Corporation. All employee benefit and stock option plans of Middle Bay Oil Company, Inc. will be continued by 3TEC Energy Corporation, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of 3TEC Energy Corporation Common Stock, at the same price per share, upon the same terms and subject to the same conditions as set forth in such plans and in any options or other rights issued under the plans. Approval of the Reincorporation Merger proposal will also constitute approval of the assumption of these plans by 3TEC Energy Corporation. Other employee benefit arrangements of Middle Bay Oil Company, Inc. will also be continued by 3TEC Energy Corporation upon the terms and subject to the conditions currently in effect.



CHARTER AND BYLAWS OF MIDDLE BAY OIL COMPANY, INC. AND 3TEC ENERGY CORPORATION

         The following discussion summarizes the material differences between the Delaware Certificate and Delaware Bylaws and Middle Bay Oil Company Inc.'s Articles of Incorporation, as amended (the "Alabama Articles") and Bylaws (the "Alabama Bylaws"). Copies of the Delaware Certificate (which includes the Certificate of Designation of the Series B Preferred Stock and the Certificate of Designation of the Series C Preferred Stock) and the Delaware Bylaws are attached hereto as Exhibits B and C, respectively, and all statements herein concerning such documents are qualified by reference to the complete provisions thereof.

         The provisions of the Delaware Certificate and the Delaware Bylaws are similar to those contained in the Alabama Articles and the Alabama Bylaws in several respects. The Reincorporation Merger proposal, however, includes the implementation of certain provisions in the Delaware Certificate and the Delaware Bylaws which alter the rights of shareholders and the powers of management. In addition, certain other changes could be implemented in the future by amendment to the Delaware Certificate with stockholder approval or, in certain cases, by amendment of the Delaware Bylaws or by other action of the Board without stockholder approval. See "Certain Significant Differences Between the Laws of Alabama and Delaware." Approval of the Reincorporation Merger proposal by the shareholders will result in the adoption of all provisions set forth in the Delaware Certificate and Delaware Bylaws.

         AUTHORIZED STOCK. The Alabama Articles currently authorize the Company to issue up to 40,000,000 shares of Common Stock, par value $.02 per share and up to 20,000,000 shares of Preferred Stock, par value $.02 per share. The Delaware Certificate authorizes the Company to issue up to 60,000,000 shares of Common Stock, par value $.02 per share and 20,000,000 shares of Preferred Stock, par value $.02 per share. If, however, the proposal to increase the number of authorized shares of Common Stock is not approved, the Delaware Charter will authorize the Company to issue up to 40,000,000 shares of Common Stock.

         LIMITATION OR ELIMINATION OF DIRECTORS' PERSONAL LIABILITY. Under the Alabama Act, if a corporation's articles of incorporation so provide, the liability of a director to the corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director, may be eliminated or limited, except liability for (a) the amount of financial benefit received by a director to which he or she is not entitled, (b) an intentional infliction of harm on the corporation or its shareholders, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) an intentional violation of criminal law, or (e) a breach of the director's duty of loyalty to the corporation or its shareholders. The Alabama Articles do not contain such a provision limiting the liability of its directors.

         Under the Delaware Law, if a corporation's certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may also be eliminated or limited. However, a corporation's certificate of incorporation may not limit or eliminate a director's personal liability (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) under
Section 174 of the Delaware Law, involving the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit. The Delaware Certificate contains a provision eliminating the personal liability of its directors to the fullest extent possible under Delaware law. The Company is not aware of any pending or threatened litigation to which the limitation of directors' liability under the Delaware Certificate would apply.

         STOCKHOLDER ABILITY TO CALL SPECIAL MEETINGS. The Alabama Act requires that holders of at least 10% of the votes entitled to be cast on any issue be able to call a special meeting of shareholders. Delaware Law does not require that stockholders be allowed to call a special meeting of stockholders. The proposed Delaware Bylaws provide that special meetings of the stockholders may be called only by the president or a majority of the Board of Directors. As a result, stockholders of 3TEC Energy Corporation would not be permitted to call special meetings. Elimination of the right of stockholders to call a special meeting eliminates a stockholder's ability to force stockholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of stockholders prior to such time as the Board of Directors believes such consideration to be appropriate. For example, a stockholder's proposed amendments to the Company's Bylaws or proposed removal of directors could, if the Board of Directors so desired, be delayed until the next annual meeting of stockholders, at which time the proposing stockholder or group of stockholders would be required to meet the notice requirements set forth in the Delaware Bylaws and applicable law.

         Elimination of the ability of stockholders to call special meetings may render more difficult, discourage or delay a merger, proxy contest, or the assumption of control by a large stockholder or group of stockholders. To the extent that this provision enables the Board of Directors to resist a takeover or change of control, it may be more difficult to remove the existing Board of Directors and management.

         This provision has not been included in the Delaware Bylaws as a result of any proposed attempt to change the control of the Company and no change of control is presently pending.

         MANNER OF STOCKHOLDER VOTE. Under the Alabama Act, the election of directors may proceed in the manner described in a corporation's bylaws. The Alabama Bylaws do not provide for a specific method of voting for the election of directors at a shareholders' meeting. Under the Delaware Law, election of directors is to be by written ballot, unless the certificate of incorporation provides otherwise. The Delaware Certificate provides that elections of directors need not be by written ballot, unless the bylaws so provide. The Delaware Bylaws do not require written ballots in the election of directors, but instead provide that any vote of the stockholders on any matter shall be by voice or hand vote unless a written vote by ballot is requested by a stockholder entitled to vote. The Delaware Bylaws further provide that every vote taken by written ballot shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting.

         BOARD OF DIRECTORS. Under the Alabama Act, the number of directors constituting the board of directors is to be as specified in or fixed in accordance with the articles of incorporation or bylaws. If a board of directors has power to fix or change the number of directors, the board of directors may only increase or decrease by 30% or less the number of directors last approved by the shareholders. Only the shareholders may increase or decrease by more than 30% the number of directors last approved by the shareholders. The Alabama Bylaws provide that the shareholders may fix by resolution the precise number of members of the Board of Directors.

         Similar to the Alabama Act, the Delaware Law also provides that the number of directors constituting the board of directors is to be as specified in or fixed in accordance with the certificate of incorporation or bylaws. The Delaware Law does not, however, limit the ability of the board of directors to increase or decrease the number of directors by any number or percentage or reserve such right to the stockholders. The Delaware Certificate makes no reference to the ability of the Board of Directors to fix the number of directors, but the Delaware Bylaws authorize the Board of Directors to fix the number of directors within a range of five to nine. In addition, the Delaware Certificate allows the Board of Directors to amend the Delaware Bylaws. The Board of Directors of 3TEC Energy Corporation may therefore, change the number of directors within such range by majority vote and may change the range itself by a subsequent amendment to the Delaware Bylaws.

         The Merger Agreement provides that the directors of 3TEC Energy Corporation, who are the same persons as the directors of Middle Bay and have the same terms which they have as directors of Middle Bay, will continue as directors at and after the effective time of the Reincorporation Merger.

         AMENDMENTS TO BYLAWS. The Alabama Act provides that a corporation's board of directors may amend or repeal the corporation's bylaws unless (i) such power is reserved exclusively to the shareholders by the articles of incorporation or (ii) the shareholders in amending or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw. The Alabama Bylaws provide that the power to adopt, amend or repeal the Alabama Bylaws is jointly vested in the Board of Directors and the shareholders.

         Under the Delaware Law, the stockholders have the power to adopt, amend or repeal bylaws; however, the certificate of incorporation may confer such power upon the board of directors, although in doing so it may not divest the stockholders of their power to adopt, amend or repeal the bylaws. The Delaware Certificate provides that the Board of Directors has concurrent power with the stockholders to adopt, amend, or repeal the bylaws. The Board of Directors may take such action upon the affirmative vote of the number of Directors which constitutes, under the terms of the bylaws, the action of the Board of Directors. The stockholders may amend the bylaws upon the affirmative vote of the holders of not less than a majority of the votes entitled to be cast by the holders of all of the outstanding shares of the voting stock, voting together as a class.

         STOCKHOLDER PROPOSALS TO BE CONSIDERED AT MEETINGS. The Delaware Bylaws contain an advance notice procedure applicable to the proposal of business to be considered at a meeting which requires such notice by a stockholder in connection with the Company's annual meeting to be delivered to the Company not less than 60 nor more than 90 days prior to the first anniversary of the of the previous year's annual meeting. If the annual meeting is more than 30 days before or more than 60 days after such anniversary date, however, notice by the stockholder to be timely must be delivered no earlier than 90 days prior to the annual meeting and no later than 60 days prior to the annual meeting and the tenth day following the issuance by the Company of a press release announcing the meeting date. For the purpose of the annual meeting of stockholders of the Company to be held in 2000, if the Reincorporation Merger is effected, the first anniversary of the preceding year's annual meeting will be on August 11, 2000. In addition, the Delaware Bylaws contain advance notice procedures applicable to the nomination by stockholders of directors for election to the Company's Board of Directors. In general, notice of a director nomination for an annual meeting must be received by the Company 90 days or more before the date of the annual meeting and must contain specified information and conform to certain requirements, as set forth in the Bylaws. Notice of a director nomination for a special meeting must be received by the Company no later than the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. If the chairman of the stockholders' meeting determines that a director nomination was not made in accordance with the Bylaws, the Company may disregard such nomination.

          The Alabama Bylaws do not contain analogous advance notice procedures. The advance notice procedures in the Delaware Bylaws may render more difficult, discourage or delay a merger, proxy contest or the assumption of control by a large stockholder or group of stockholders. This provision has not been included in the Delaware Bylaws as a result of any proposed attempt to change the control of the Company and no change of control is presently pending.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE LAWS OF ALABAMA AND DELAWARE

         In addition to the matters discussed above, Delaware law differs in a number of respects from Alabama law. The following discussion summarizes certain differences which could materially affect the rights of shareholders if the Reincorporation Merger is consummated. The discussion is not an exhaustive description of all the differences between the two states' laws.

         ALABAMA CONSTITUTIONAL PROVISIONS. Section 234 of the Alabama Constitution provides that the stock and bonded indebtedness of a corporation shall not be increased without the consent of the persons holding the larger amount in value of stock, which consent shall be obtained at a meeting of shareholders where notice of such meeting has been provided more than 30 days in advance. Further, Section 237 of the Alabama Constitution provides that a corporation may not issue preferred stock without the consent of the owners of two-thirds of the stock of the corporation. The lack of certainty arising from, and the burden placed on Alabama corporations in complying with, such provisions are often viewed as disadvantages of incorporation in Alabama. The Delaware Constitution contains no such provisions.

         CERTAIN BUSINESS COMBINATIONS. In the past several years, a number of states (but not including Alabama) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware Law ("Section 203") certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

         Section 203 prohibits certain mergers, consolidations, sales of assets and other transactions with an "interested stockholder" (generally a 15% or more stockholder or group of stockholders) for three years following the date the stockholder became an interested stockholder. This prohibition on business combinations is subject to certain exceptions, the most significant of which are that the prohibition does not apply if: (i) the business combination or transaction in which the stockholder becomes an interested stockholder is approved by the corporation's board of directors prior to the stockholder becoming an interested stockholder; (ii) the business combination is with an interested stockholder who became an interested stockholder in a transaction whereby he acquired 85% of the corporation's voting stock, excluding shares held by directors who are also officers and certain employee stock plans; or (iii) the business combination is approved by the corporation's board of directors and authorized at a meeting by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

         Section 203 applies to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of a registered national securities association, or held of record by more than 2,000 stockholders. Because 3TEC Energy Corporation will be listed on the Nasdaq SmallCap Market
Section 203 will apply.

         The Company expects that Section 203 would have the effect of encouraging any potential acquiror to negotiate with the Board of Directors.
Section 203 also might have the effect of limiting the ability of a potential acquiror to engage in certain tactics (such as "two-tier pricing") that can result in dissimilar treatment of the Company's stockholders. At the time
Section 203 was adopted by the Delaware Legislature, a number of corporations had been subject to tender offers for, or other acquisitions of, more than 15% but less than 85% of their outstanding stock. In many cases, such purchases were followed by business combinations in which the purchaser either paid a lower price for the remaining outstanding shares than the price it paid in acquiring its original interest in the corporation, or paid a less desirable form of consideration. Federal securities law and regulations applicable to business combinations govern the disclosure required to be made to minority stockholders in order to consummate such a transaction, but they do not assure stockholders that the terms of the business combination will be fair to them or that they can effectively prevent its consummation. Moreover, the statutory right of the remaining stockholders of the corporation to dissent in connection with certain business combinations and receive the "fair value" of their shares in cash may involve significant expense to such dissenting stockholders and may not be meaningful in all cases. Such an appraisal standard as applied under Delaware law does not take into account any appreciation of the stock's market value due to anticipation of the business combination and may not recognize that the market value of the shares may be adversely influenced by the interested person's controlling stock ownership. In addition, in the case of some business combinations, such as a sale of assets or a reclassification or recapitalization of a corporation's capital stock, the statutory right of dissent is not available at all. Section 203 was intended to close partially these "gaps" in federal and state law and to prevent certain of the potential inequities of business combinations.

         Shareholders should note, however, that the application of Section 203 to 3TEC Energy Corporation would confer upon the Board of Directors the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for 3TEC Energy Corporation's shares over the then-current market price. Section 203 could also discourage certain potential acquirors unwilling to comply with its provisions.

         Under Alabama law, a merger or share exchange requires the affirmative vote of 66 2/3% of the outstanding voting stock of the Company, unless the articles of incorporation require a greater or lesser vote, regardless of whether the acquiror is an interested shareholder. Alabama law does not have a statutory provision comparable to Section 203 of the Delaware statutes, but its laws require a higher stockholder vote (i.e. 66 2/3%, as opposed to 50% in Delaware) as described in more detail under "Shareholder Voting" below.

         SHAREHOLDER VOTING. Under the Alabama Act, action on a matter generally is approved if a quorum is present and the votes cast favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes is required by the Alabama Constitution, the Alabama Act or the corporation's articles of incorporation. In addition, unless the corporation's articles of incorporation provide otherwise, directors are elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present when the vote is taken. Under the Delaware Law, in the absence of a specification in the corporation's certificate of incorporation or bylaws, once a quorum is obtained, the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the subject matter is required for stockholder action; however, directors are elected by a plurality of votes.

         With certain exceptions, the Alabama Act requires that a merger, share exchange, sale of all or substantially all the corporation's assets or similar transaction be approved by a vote of two-thirds of the votes entitled to be cast by each class of shares outstanding, unless the corporation's articles of incorporation provide for a greater or lesser vote. The Delaware Law generally requires approval by only a majority of the shares outstanding and does not require such class voting, except in the case of transactions involving an amendment to the certificate of incorporation where the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. Accordingly, there is a lower threshold for approval of such transactions in Delaware.

         The Delaware Law does not require a vote of the stockholders of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized and unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The Alabama Act contains a similar exception to its voting requirements.

         INDEMNIFICATION. In general, the Alabama Act requires indemnification when a director or officer has successfully defended an action, on the merits or otherwise, when he or she was a party because he or she is or was a director or officer. The Delaware Law requires indemnification to the extent any present or former director or officer has been successful, on the merits or otherwise, in defense of an action where such person was a party by reason of the fact that he or she was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity.

         The provisions of the Alabama Act and the Delaware Law are substantially similar with respect to permissive indemnification. In general, both permit indemnification against expenses reasonably incurred, provided there is a determination by a majority vote of disinterested directors or a committee thereof, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that the person's conduct was unlawful.

         Under the Alabama Act, expenses incurred by a director, officer, employee or agent in defending an action may be paid in advance, if such individual furnishes the corporation a written affirmation of good faith belief that he or she, in the case of conduct in his or her official capacity, acted in the corporation's best interests and in all other cases, acted in a manner that was at least not opposed to the corporation's best interests; provided, however, that in the case of any criminal proceeding, such individual had no reasonable cause to believe that his or her conduct was unlawful. Further, the individual must undertake to repay any amounts advanced if it is ultimately determined that he or she is not entitled to indemnification. However, under the Delaware Law, expenses incurred by an individual in defending an action may be paid in advance if such individual undertakes to repay all amounts advanced if it is ultimately determined that such person is not entitled to be indemnified (except with respect to former directors and officers, and employees and agents, with respect to whom the corporation need not obtain such undertaking). There is no requirement under Delaware law that the individual furnish a written affirmation regarding his or her conduct.

         In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.


         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore unenforceable.

         AMENDMENTS TO ARTICLES OR CERTIFICATE OF INCORPORATION AND BYLAWS. Amendments to the articles of incorporation may be approved in Alabama generally by a majority of the votes cast. Under the Delaware Law, amendments to the certificate of incorporation generally require the affirmative vote of the holders of a majority of the outstanding stock.

         The Alabama Act, in general, provides that a corporation's board of directors may amend or repeal the corporation's bylaws unless (i) the articles of incorporation reserve such power exclusively to the shareholders in whole or in part or (ii) the shareholders in amending or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal such bylaw. Under the Delaware Law, stockholders have the power to adopt, amend or repeal bylaws, although a corporation's certificate of incorporation may confer such power on the board of directors without divesting the stockholders of their right to act.

         VOTING POWER OF DIRECTORS. The Delaware Law provides that a corporation's certificate of incorporation may confer upon the holders of any class or series of stock the right to elect one or more directors who will have such voting power as stated in the certificate of incorporation, which voting power may be greater or less than that of other directors or classes of directors. The Alabama Act contains no such provision.

         DISSENTERS' RIGHTS OF APPRAISAL. Under both the Alabama Act and the Delaware Law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which the shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

         Delaware law does not, in general, afford dissenters' rights of appraisal with respect to (a) a sale of assets, (b) a merger by a corporation, the shares of which are either (i) listed on a national securities exchange or designated as a national market system security or (ii) widely held (by more than 2,000 stockholders) if such stockholders receive shares of the surviving corporation or of a listed or widely held corporation, or (c) stockholders of a corporation surviving a merger if no vote of the stockholders is required to approve the merger under the circumstances set forth above in the third paragraph of the section titled "Shareholder Voting."

         The Alabama Act, in general, affords dissenters' rights of appraisal with respect to a merger, share exchange, sale of all or substantially all of a corporation's assets and certain amendments to the articles of incorporation that materially and adversely affect shareholders' rights. Alabama law does not contain the exclusion from dissenters' rights for corporations the shares of which are publicly traded, as described above. For a description of dissenters' rights available to shareholders of the Company under Alabama law, see "Rights of Dissenting Shareholders," below, and Exhibit D attached to this Proxy Statement.

         INSPECTION OF SHAREHOLDERS LIST. Both the Alabama Act and the Delaware Law allow any shareholder to inspect lists of shareholders, although the Delaware Law permits such inspection only for a purpose germane to the meeting and, in general, only for a period of ten (10) days prior to the meeting at a place within the city where the meeting is to be held or at the place where the meeting is to be held. The Alabama Act requires the list to be available for inspection by any shareholder, beginning two business days after notice of the meeting is given, and continuing through the meeting, at the corporation's principal office or, if the principal office is not located within Alabama, at the corporation's registered office in Alabama. Lack of access to stockholder records could result in impairment of a stockholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company.

         DISSOLUTION. Under the Alabama Act, a corporation can voluntarily dissolve upon its board of directors' adopting a resolution setting forth a proposal to dissolve, which proposal is approved by two-thirds of the votes of each class entitled to vote thereon. Under the Delaware Law, a corporation can voluntarily dissolve if its board of directors and stockholders owning a majority of the shares entitled to vote approve the dissolution, or if all of its stockholders approve such a dissolution.

         PREEMPTIVE RIGHTS. Under the Delaware Law, stockholders do not have preemptive rights to new shares unless there is a specific provision granting such rights in the corporation's certificate of incorporation. The Delaware Certificate does not contain such a provision. By contrast, the Alabama Act provides that shareholders have preemptive rights except to the extent that a corporation's articles of incorporation otherwise provide. The Alabama Articles contain a denial of preemptive rights. Accordingly, the Reincorporation Merger will not have a practical impact on shareholders of the Company with respect to preemptive rights. The Company believes that not providing for mandatory preemptive rights in the Delaware Certificate is desirable to afford greater flexibility in possible future financings.

         INTERESTED DIRECTOR TRANSACTIONS. Under the Delaware Law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable solely because of such interest, provided that the contract or transaction is fair at the time it is authorized, is ratified by the corporation's stockholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors or a committee thereof after disclosure of the relationship or interest. The Delaware Law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the transaction.

         Under the Alabama Act, a "conflicting interest" with respect to a corporation means the interest a director of the corporation has respecting a transaction effected or proposed to be effected by the corporation or by a subsidiary if the director knows that the director, a person related to the director or an entity affiliated with the director is a party to the transaction or has a beneficial interest in or so closely linked to the transaction and of such financial significance to the director or such other person that the interest would reasonably be expected to exert an influence on the director's judgment if the director were called upon to vote on the transaction. A transaction which involves such a conflicting interest may not be enjoined, set aside, or give rise to an award of damages or other sanctions, in a proceeding by a shareholder or by or in the right of the corporation, because the director, or any person with whom or which he or she has a personal, economic, or other association, has an interest in the transaction, if (i) the transaction received the affirmative vote of a majority (but no fewer than two) of qualified directors on the board of directors or on a committee of the board who voted on the transaction after disclosure to them; (ii) a majority of the votes entitled to be cast by the holders of all qualified shares are cast in favor of the transaction after notice to shareholders describing the director's conflicting interest transaction; or (iii) the transaction, judged according to the circumstances at the time the corporation entered into a commitment with respect thereto, is established to have been fair to the corporation.

         For purposes of the foregoing, "qualified director" means, with respect to a director's conflicting interest transaction, any director who does not have either a conflicting interest respecting the transaction or a familial, financial, professional or employment relationship with a second director who does have a conflicting interest respecting the transaction. A majority (but no fewer than two) of all the qualified directors on the board of directors, or on the committee, constitutes a quorum for purposes of action that complies with the foregoing and directors' action that otherwise complies with the foregoing is not affected by the presence or vote of a director who is not a qualified director. "Qualified shares" means any shares entitled to vote with respect to the director's conflicting interest transaction except shares that are beneficially owned (or the voting of which is controlled) by a director who has a conflicting interest respecting the transaction or by a related person of the director, or both. A majority of the votes entitled to be cast by the holders of all qualified shares constitutes a quorum for purposes of action that complies with the foregoing.

         EXAMINATION OF BOOKS AND RECORDS. Under the Alabama Act, a shareholder of an Alabama corporation or of a foreign corporation with its principal office located in Alabama has the right to inspect and copy certain records designated by the Alabama Act. With respect to other records, the Alabama Act requires that a person must have been a shareholder of record for at least 180 days or be the holder of record of at least 5% of all outstanding shares of a corporation in order to examine the minutes of board of directors meetings, shareholder records and other books and records of a corporation. A shareholder who meets such requirements must also have a proper purpose for such inspection.

         Under Delaware law, any stockholder of record with a proper purpose has the right to inspect and copy stock ledgers and other books and records of a Delaware corporation. "Proper purpose" is defined as a purpose reasonably related to such person's interest as a stockholder.

         FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under the Alabama Act, any vacancy on a corporation's board of directors may be filled by the board of directors unless otherwise provided in the articles of incorporation, except that the directors may only fill a vacancy resulting from an increase in the number of directors if expressly permitted by the articles of incorporation. The Alabama Articles do not contain a provision which permits the directors to fill a vacancy resulting from an increase in the number of directors. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the corporation's certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, may fill such vacancy or newly created directorship). Neither the Delaware Certificate nor the Delaware Bylaws limits the ability of directors to fill vacancies resulting from an increase in the number of directors.

         In addition to the foregoing, the Alabama Act provides that the term of a director who is elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected, even if directors serve staggered terms on a classified board. The Delaware Law provides that in the case of a corporation, the directors of which are divided into classes, any director elected to fill a vacancy is to hold office until the next election of the class for which he or she was chosen.

         DIVIDENDS AND REPURCHASES OF SHARES. Under the Alabama Act and unless otherwise restricted by its articles of incorporation, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) if, after giving it effect, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved, to satisfy the preferential rights of shareholders whose preferential rights are superior to those receiving the distribution.

         The Delaware Law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the Delaware Law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         CERTAIN DIFFERENCES IN STATE TAXES. As an Alabama corporation, Middle Bay Oil Company, Inc. is subject to a domestic corporation franchise tax calculated on the basis of the amount and par value of outstanding capital stock and a shares tax, which is an ad valorem tax calculated on the basis of the fair market value of its outstanding stock. If the Reincorporation Merger is effected, 3TEC Energy Corporation will be subject to a domestic franchise tax in Delaware calculated on the basis of the amount of its authorized capital stock (or on its authorized shares, its issued shares and its assets), and it may also be subject to foreign franchise taxes in other jurisdictions; however, it will no longer be subject to the Alabama shares tax.

RIGHTS OF DISSENTING SHAREHOLDERS

         In accordance with Article 13 of the Alabama Act (the "Alabama Dissent Provisions"), a shareholder of the Company may dissent from the Reincorporation Merger and obtain payment for the fair value of his or her shares of Common Stock. The following is a summary of the Alabama Dissent Provisions, the relevant text of which is set forth as Exhibit D to this Proxy Statement.

         Under the Alabama Dissent Provisions, a shareholder of the Company may dissent from the Reincorporation Merger by following the following procedures:
(i) the dissenting shareholder must deliver to the Company, prior to the vote being taken on the Reincorporation Merger at the Special Meeting, written notice of his or her intent to demand payment for his or her shares of Common Stock if the Reincorporation Merger is effected (the "Notice Requirement"); and (ii) the dissenting shareholder must not vote in favor of the Reincorporation Merger (or submit a Proxy which results in a vote in favor of the Reincorporation Merger). A shareholder who does not satisfy these requirements waives his or her right to demand payment. For example, a shareholder who merely votes against the Reincorporation Merger without satisfying the Notice Requirement described in
(i) above is not entitled to demand payment for his or her shares of Common Stock under the Alabama Dissent Provisions. However, a shareholder's mere failure to vote on the Reincorporation Merger will not constitute a waiver of his or her right to demand payment as long as he or she fulfills the Notice Requirement described in (i) above.

         In addition, if the Reincorporation Merger is approved by a vote of the shareholders of the Company, the Company must deliver written notice of such approval to each such dissenting shareholder (the "Written Dissenters' Notice"), which must be sent not later than 10 days after the Reincorporation Merger is effected, and the dissenting shareholder must make a demand for payment of the fair value of his or her shares of Common Stock in accordance with the terms of the Written Dissenters' Notice, which demand must be received by the Company by a date to be specified by the Company in the Written Dissenters' Notice, which date shall be not fewer than 30 nor more than 60 days after the date on which the Written Dissenters' Notice is delivered.

         Within twenty (20) days after making a formal payment demand, each shareholder demanding payment shall submit the certificate or certificates representing his or her shares of Common Stock to the Company for notation thereon by the Company that such demand has been made. The failure to submit his or her shares of Common Stock for such notation shall, at the option of the Company, terminate the shareholder's rights under the Alabama Dissent Provisions unless a court of competent jurisdiction, for good and sufficient cause, shall otherwise direct.

         A record shareholder may dissent as to fewer than all of the shares of Common Stock registered in his or her name only if he or she dissents with respect to all shares of Common Stock beneficially owned by any one person and notifies the Company in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a partial dissenter are determined as if the shares of Common Stock to which he or she dissents and his or her other shares of Common Stock were registered in the name of a different shareholder. Once a formal demand for payment is made, such demand cannot be withdrawn by the shareholder except with the consent of the Company.

         Upon the effective time of the Reincorporation Merger, or upon receipt by the Company of a demand for payment, the Company must offer to pay each dissenting shareholder who has properly complied with the Alabama Dissent Provisions the amount estimated by the Company to be the fair value of the shares of Common Stock held by each such dissenting shareholder, plus accrued interest. Such offer must be accompanied by, among other information, the Company's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of the offer, an income statement for that year, the latest available interim financial statements, if any, a statement of the Company's estimate of the fair value of the shares, and an explanation of how the interest was calculated. If any dissenting shareholder accepts such offer of payment, then such dissenting shareholder must surrender to the Company the certificate or certificates representing his or her shares of Common Stock. Upon receipt by the Company of the certificate or certificates, the Company shall pay such dissenting shareholder the fair value of his or her shares, plus accrued interest and such dissenting shareholder will cease to have any interest in the shares. If, however, a dissenting shareholder does not accept the Company's offer of payment, then such dissenting shareholder must, within thirty (30) days after the Company offered payment for his or her shares of Common Stock, notify the Company in writing of his or her own estimate of the fair value of his or her shares of Common Stock and amount of interest due, and demand payment of such estimate, or reject the Company's offer and demand the fair value of his or her shares of Common Stock and interest due. If this demand by a dissenting shareholder remains unsettled for sixty (60) days, then the Company must commence a proceeding in the Circuit Court of Washington County, Alabama to determine the fair value of the shares of Common Stock and accrued interest. If the Company does not commence this proceeding within the 60-day period, then the Company must pay each dissenting shareholder whose demand remains unsettled the amount demanded. The Company must make all dissenting shareholders whose demands remain unsettled parties to this proceeding. In such proceeding, the court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The Company must pay each dissenting shareholder the amount found to be due after final determination of the proceedings. Upon payment of such judgment and surrender to the Company of the certificate or certificates representing the appraised shares, the dissenting shareholder will cease to have any interest in the shares of Common Stock.

         The costs and expenses of any such dissent proceeding will be determined by the court and will be assessed against the Company, but costs and expenses may be apportioned and assessed against all or some of the dissenting shareholders, in such amounts as the court deems equitable, to the extent the court finds such dissenting shareholders acted arbitrarily, vexatiously or not in good faith in demanding payment after receiving an offer of payment from the Company. The court may also assess the reasonable fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable (a) against the Company and in favor of any or all dissenting shareholders if the court finds that the Company did not substantially comply with the requirements of the Alabama Dissent Provisions, or (b) against either the Company or a dissenting shareholder, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by the Alabama Dissent Provisions. If the court finds that the services of counsel for any dissenting shareholder were of substantial benefit to the other dissenting shareholders similarly situated, and that the fees for the services should not be assessed against the Company, the court may award such counsel reasonable fees to be paid out of the amounts awarded to dissenting shareholders who were benefitted.

         The foregoing is only a summary of the Alabama Dissent Provisions, and is qualified in its entirety by reference to the provisions thereof, the text of which is set forth as Exhibit D to this Proxy Statement. Each shareholder of the Company is urged to carefully read the full text of the Alabama Dissent Provisions.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The Company has been advised by counsel that, for federal income tax purposes, no gain or loss will be recognized by the holders of Middle Bay Oil Company, Inc. Common Stock as a result of the consummation of the Reincorporation Merger and no gain or loss will be recognized by Middle Bay Oil Company, Inc. or 3TEC Energy Corporation. In addition, counsel has advised that each former holder of Middle Bay Oil Company, Inc. Common Stock will have the same basis in the 3TEC Energy Corporation Common Stock received by such person pursuant to the Reincorporation Merger as such holder had in the Middle Bay Oil Company, Inc. Common Stock held by such person at the time of consummation of the Reincorporation Merger, and such person's holding period with respect to such 3TEC Energy Corporation Common Stock will include the period during which such holder held the corresponding Middle Bay Oil Company, Inc. Common Stock, provided the latter was held by such person as a capital asset at the time of the consummation of the Reincorporation Merger.

         State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION MERGER PROPOSAL UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

                        PROPOSAL TO APPROVE THE CHANGE OF
                           THE NAME OF THE COMPANY TO
                             3TEC ENERGY CORPORATION

INTRODUCTION

         The Company's Board of Directors believes that it is in the Company's best interests to change its name from Middle Bay Oil Company, Inc. to 3TEC Energy Corporation.

VOTE REQUIRED FOR THE CHANGE OF NAME PROPOSAL

         The affirmative votes equal to at least a majority of the votes of holders of common stock cast at the Special Meeting, in person or by proxy, is required for approval of the proposal to change the name of the Company to 3TEC Energy Corporation.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED NAME CHANGE.

PRINCIPAL REASONS FOR THE PROPOSED NAME CHANGE

         The Company believes that the proposed name change will emphasize the Company's enhanced business strategy and potential growth.

                        PROPOSAL TO APPROVE THE INCREASE
                       IN THE NUMBER OF AUTHORIZED SHARES
                         OF COMMON STOCK OF THE COMPANY

INTRODUCTION

         At the Special Meeting, the stockholders of the Company will be asked to vote on a proposal to increase the number of authorized shares of Common Stock from 40,000,000 to 60,000,000.

VOTE REQUIRED FOR THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES PROPOSAL

         The affirmative votes equal to at least a majority of the votes of holders of common stock cast at the Special Meeting, in person or by proxy, is required for approval of the proposal to increase the number of shares of common stock of the Company to 60,000,000.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY

PRINCIPAL REASONS FOR THE PROPOSED INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY

         The Board of Directors believes that it is important to have the additional shares of Common Stock available for issuance as and when needed in order to avoid the delay and expense incident to obtaining stockholder approval at a later date and to provide the Company greater flexibility in the consideration of future sales of Common Stock or convertible securities for possible future acquisitions and other corporate purposes. Presently, the Company has no specific intended use or purpose for the additional shares of Common Stock proposed to be authorized. The terms and rights of the additional shares of Common Stock to be authorized if the proposal is approved will be identical to those of presently outstanding shares of Common Stock.

          PROPOSAL TO APPROVE THE COMPANY'S 1999 EMPLOYEE STOCK OPTION
                            PLAN AS DESCRIBED HEREIN

         The Board voted to adopt the Company's 1999 Stock Option Plan on October 1, 1999, subject to the approval of the stockholders of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL, RATIFICATION AND CONFIRMATION OF THE ADOPTION BY THE BOARD OF DIRECTORS OF THE COMPANY'S 1999 STOCK OPTION PLAN.

         The Board of Directors and management believe that the 1999 Plan will help attract and retain competitively superior employees and promote long-term growth and profitability by further aligning employee and shareholder interests. The affirmative vote of a majority of the shares voting on this resolution is required for its adoption.

         A summary of the essential features of the 1999 Plan is provided below, but is qualified in its entirety by reference to the full text of the 1999 Plan which is attached hereto as Exhibit E to this Proxy Statement.

         The 1999 Plan is administered by the Compensation Committee of the Board of Directors of the Company. The Compensation Committee has the authority to select the employees of the Company who will receive options and to establish the number of shares which may be issued under each option; provided, however, that the maximum number of shares that may be subject to options granted under the Plan to an individual optionee during any calendar year may not exceed 130,000 (subject to adjustment in the event of a recapitalization, subdivision, consolidation, payment of a stock dividend or other corporate action affecting the number of shares outstanding).

         The 1999 Plan provides for two types of options: (a) incentive stock options and (b) nonqualified stock options. The terms and conditions of the option agreements to be executed pursuant to the 1999 Plan shall contain such terms and conditions as may be approved by the Compensation Committee and such option agreements need not be identical. Such option agreements may provide for the surrender of the right to purchase shares under the option in return for a payment in cash or shares of stock of the Company or a combination of cash and shares of stock of the Company equal in value to the excess of the fair market value of the shares with respect to which the right to purchase is surrendered over the option price therefor (a "stock appreciation right"). Each option and all rights granted under the 1999 Plan shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

         Options under the 1999 Plan may only be granted to individuals who are employees of the Company or any parent or subsidiary of the Company at the time the option is granted; however, members of the Compensation Committee are not eligible to be granted options.

         The aggregate number of shares which may be issued under options granted under the 1999 Plan shall not exceed 1,500,000 shares of stock of the Company (subject to adjustment in the event of a recapitalization, subdivision, consolidation, payment of a stock dividend or other corporate action affecting the number of shares outstanding). Such shares may consist of authorized but unissued shares of stock of the Company or previously issued shares of the Company reacquired by the Company. If any options or SARs granted under the 1999 Plan are forfeited, or if options or SARs terminate for any other reason prior to exercise, then the underlying shares of common stock again become available for awards.

         The purchase price of stock of the Company issued under each option shall be equal to the fair market value of the stock of the Company subject to the option on the date the option is granted; however, this limitation shall not apply to incentive stock options for which a greater purchase price is required pursuant to the provisions of the 1999 Plan.

         The 1999 Plan became effective October 1, 1999, the date of its adoption by the Board of Directors, provided the 1999 Plan is approved by the stockholders of the Company within twelve months thereafter. Except with respect to options then outstanding, if not sooner terminated under the provisions of the 1999 Plan, such Plan shall terminate upon and no further options shall be granted after September 30, 2009.

         The shares with respect to which options may be granted are shares of common stock of the Company as presently constituted. The 1999 Plan provides that if the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

         The 1999 Plan provides that, upon a Corporate Change (hereafter defined), the Compensation Committee may accelerate the vesting of options, cancel options and make payments in respect thereof in cash, adjust the outstanding option as appropriate to reflect such Corporate Change, or provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to had the option already been exercised. The 1999 Plan provides that a "Corporate Change" occurs (a) if the Company is to be dissolved and liquidated, (b) if the Company is not the surviving entity in any merger, consolidation or other reorganization (other than in connection with a reincorporation or other merger or consolidation in which the stockholders of the surviving company and their proportionate interests are substantially the same as those of the Company immediately prior to such transaction), (c) if the Company sells, leases or exchanges all or substantially all of its assets, (d) if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of the Company's voting stock or (e) if after a contested election of directors, the persons who were directors before such election cease to constitute a majority of the Board.

         The Board of Directors may terminate the 1999 Plan with respect to any shares for which options have not theretofore been granted. The Board may amend the 1999 Plan; however, the Board may not make amendments which would materially increase the benefits accruing to participants under the 1999 Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the 1999 Plan, change the class of individuals eligible to receive options under the 1999 Plan or extend the term of the 1999 Plan, without the approval of the stockholders of the Company.

FEDERAL INCOME TAX ASPECTS OF THE 1999 PLAN

         NONQUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. As a general rule, no federal income tax is imposed on the optionee upon the grant of a nonqualified stock option such as those under the 1999 Plan (whether or not including a stock appreciation right) and the Company is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of a nonqualified stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares. In the case of the exercise of a stock appreciation right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee. Upon the exercise of a nonqualified stock option or a stock appreciation right, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the optionee assuming any federal income tax withholding requirements are satisfied. Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option or a stock appreciation right, any appreciation after the date of exercise should qualify as capital gain. If the shares received upon the exercise of an option or a stock appreciation right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax withholding requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% shareholders by Section 16(b) of the Securities Exchange Act of 1934, as amended, is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a nonqualified stock option or stock appreciation right.

         INCENTIVE STOCK OPTIONS. The incentive stock options under the 1999 Plan are intended to constitute "incentive stock options" within the meaning of
Section 422(b) of the Internal Revenue Code of 1986, as amended. Incentive stock options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an incentive stock option if the optionee does not dispose of shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "holding period"). In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an incentive stock option, the difference between the fair market value of the stock on the date of exercise and the exercise price must be included in the optionee's alternative minimum taxable income. However, if the optionee exercises an incentive stock option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

         Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his exercise of an incentive stock option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

         Except as described above, there are no federal income tax effects to the Company upon the issuance of the shares of common stock pursuant to the exercise of options or stock appreciation rights granted under the 1999 Plan or the disposition of the shares acquired pursuant to such exercise.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the aggregate cash compensation earned by and paid to Middle Bay's executive officers for the periods ended December 31, 1996 through December 31, 1998:

                                           ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                                 -------------------------------------               -------------------------
                                                                                       AWARDS         PAYOUTS
                                                                                     ----------      ---------
                                                                                     Securities
                                                                                     Underlying
                                                                           Restr.     Options/                    All Other
     Name and                                             Other Annual      Stock       SARs          LTIP      Compensation
 Principal Position      Year    Salary ($)   Bonus ($)   Compensation    Awards($)      (#)       Payouts ($)       ($)
 ------------------      ----    ----------   ---------   ------------    ---------      ---       -----------       ---
Floyd C. Wilson          1998         -           -             -             -           -             -             -
Chairman of the          1997         -           -             -             -           -             -             -
Board, President,        1996         -           -             -             -           -             -             -
Chief Executive
Officer(1)

John J. Bassett          1998     111,667     37,121           --               --       35,000        --             --
Executive Vice           1997      95,521      6,001           --          129,545      132,000        --         13,032(3)
President(2)             1996      58,075         --           --               --       20,000        --          2,271(4)

Stephen W. Herod         1998     100,000     24,375           --               --       35,000        --             --
Vice President -         1997      50,000         --           --               --           --        --             --
Corp. Development        1996          --         --           --               --           --        --             --

Robert W. Hammons        1998      91,250     25,625           --               --       22,000        --             --
Vice President -         1997      85,729      6,000           --           57,960       94,500        --         12,500(3)
Engineering              1996      58,075         --           --               --       20,000        --          2,271(4)

Frank C. Turner, II      1998      89,167     25,521           --               --       22,000        --             --
Vice President &         1997      85,729      6,000           --           57,960       94,500        --         16,250(3)
CFO                      1996      54,458         --           --               --       20,000        --          2,174(4)


(1) Employed August 27, 1999
(2) Resigned effective September 30, 1999
(3) Relocation Expenses
(4) Payments under Net Profits Interest Plan and Employer contribution into Company's SEP/IRA Plan

          COMPENSATION UNDER PLANS. Middle Bay established a SEP/IRA retirement plan (the "Plan") in 1993 which allowed for a maximum discretionary Company contribution of 15% of total wages paid to employees for the year. For the years ended December 1998 through 1996, Middle Bay paid no contributions in 1998, $51,500 in 1997 and $5,000 in 1996 to the Plan, including $32,064 (1997) and
$3,068 (1996) for all executive officers as a group. Such plan was terminated by the Board of Directors of the Company on August 9, 1999.

          Middle Bay established a 401(k) plan in October 1997, which allows for voluntary contributions by the employees and the employer. No Company contributions were made in 1997 or in 1998.

          In March 1995, the Board of Directors adopted an employee incentive compensation plan ("NPI Plan") whereby the proceeds equivalent to 1% net profits interest (the "net profits interest") in all oil and gas properties, drilling prospects and acquisitions and divestitures acquired or made after January 1, 1994 were paid into a fund for incentive compensation awards to eligible employees.

          For the year ended December 31, 1996, Middle Bay paid $6,916 to employees through the NPI Plan, including $4,897 for all executive officers as a group. No amount was paid into the NPI Plan in 1997 or 1998.

          As part of closing of the Securities Purchase Agreement between 3TEC and Middle Bay, the NPI Plan was terminated effective August 27, 1999. On the termination date Middle Bay paid $274,625 to employees through the NPI Plan including $72,651 for all executive officers as a group. All eligible employees were notified of the termination of the plan and signed consents and waivers of any further claim or compensation under the NPI Plan.

          Middle Bay has no other retirement, pension/profit-sharing or other deferred compensation.

STOCK OPTION PLAN

          OPTION GRANTS IN LAST FISCAL YEAR. The Amended and Restated 1995 Stock Option and Stock Appreciation Rights Plan, as amended (the "Plan") is administered by the Compensation Committee (the "Committee") of the Board of Directors. At least two members of the Committee must be disinterested nonemployee directors. The Committee is authorized to determine the employees, including officers, to whom options or rights are granted. Each option or right granted shall be on such terms and conditions consistent with the Plan as the Committee may determine, but the duration of any option or right shall be not greater than ten years or less than five years from the date of grant.

          Options or rights grants shall be made under the Plan only to persons who are officers or salaried employees of Middle Bay or are nonemployee directors. The aggregate number of shares of common stock of Middle Bay which could be subject to options or rights under the Plan during 1998 was 1,500,000. The option price of shares covered by options granted under the Plan may not be less than the fair market value at the time the option is granted. The option price must be paid in full in cash or cash equivalent at the time of purchase or prior to delivery of the shares in accordance with cash payment arrangements acceptable to the Committee. If the Committee so determines, the option price may also be paid in shares of Middle Bay's common stock already owned by the optionee.

          During the fiscal year ended December 31, 1998, options covering 232,000 shares were issued under the Plan. Options covering 200,000 shares have been granted during 1999.

          The following table provides certain information with respect to all options granted during the fiscal year ended December 31, 1998 to any executive officer or director of Middle Bay; 232,000 options were granted under the Plan and none were granted outside of the Plan:


                                                 INDIVIDUAL GRANTS

                                Number of
                               Securities       % of Total
                               Underlying      Options/SARs
                                Options/        Granted to
                                  SARS         Employees in    Exercise or Base    Expiration
            Name               Granted (#)      Fiscal Year      Price ($/Sh)         Date
            ----               -----------      -----------      ------------         ----
     Floyd C. Wilson*
     John J. Bassett**           35,000            15.1%             5.75           1/13/2003

     Stephen W. Herod            35,000            15.1%             5.75           1/13/2003

     Frank C. Turner, II         22,000             9.5%             5.75           1/13/2003

     Robert W. Hammons           22,000             9.5%             5.75           1/13/2003


*    Elected August 27, 1999
**   Resigned as an officer and director of the Company effective September 30,
     1999

         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUE TABLE AS OF DECEMBER 31, 1998. The following table sets forth certain information concerning each exercise of stock options during the year ended December 31, 1998, by each of the named executive officers and directors and the aggregated fiscal year-end value of the unexercised options of each such named executive officer and director:

                                INDIVIDUAL GRANTS

                                                             Number of Securities       Value of Unexercised
                                                            Underlying Unexercised          In-the-Money
                                                                Options/SARs at            Options/SARs at
                             Shares                               FY END (#)                 FY END ($)
                            Acquired            Value       -----------------------    -----------------------
        Name             On Exercise (#)    Realized ($)     Exer.          Unexer.    Exer.           Unexer.
        ----             ---------------    ------------     -----          -------    -----           -------


                                      34

John J. Bassett**              --                 -            -            187,000     --              5,000

Frank C. Turner, II            --                --         20,000          116,500    5,000             --

Robert W. Hammons              --                 -            -            136,500     --              5,000

Stephen W. Herod               --                --           --            35,000      --               --

Gary R. Christopher*           --                --           --            10,000      --               --

 *Nonemployee director
**Resigned as an officer and director of the Company effective
  September 30, 1999.

CHANGES IN CONTROL

As a result of the consummation of the transactions contemplated by that certain Securities Purchase Agreement dated July 1, 1999 by and between 3TEC Energy Company, L.L.C., ("3TEC"), a change of control of Middle Bay occurred.

Pursuant to the terms of the Securities Purchase Agreement, 3TEC purchased 4,755,556 shares of Middle Bay common stock, plus five-year warrants to purchase 3,600,000 shares of Company common stock at an exercise price of $1.00 per share (the "Warrants") for a total purchase price of $10,700,000. Additionally, Middle Bay issued to 3TEC a five-year senior subordinated convertible promissory note in the principal amount of $10,700,000 (the "Note"). 3TEC paid the purchase price for such securities, $20,525,000 in cash and $875,000 in agreed value of certain oil and gas interests assigned to Middle Bay.

The Note is convertible at any time into Middle Bay common stock at $3.00 per share (a total of 3,566,667 common shares). Interest at 9% per annum is payable quarterly. Middle Bay may defer 50% of the first eight interest payments and add them to the principal due at maturity. The Note is subordinate to Middle Bay's bank credit facility, but senior to other debt. 3TEC (as noteholder) must approve any change in the credit facility, corporate structure and major transactions of Middle Bay until the Note is paid.

Sixty percent (60%) of the Warrants may be exercised by 3TEC at any time. The remaining 40% may be exercised incrementally over the five-year term of the Warrants. The Warrants may be exercised for cash or reduction of the Note principal.

In connection with such transaction, Kaiser-Francis Oil Company, C.J. Lett, III, Weskids, L.P., Alvin V. Shoemaker (collectively referred to as the "Major Shareholders"), 3TEC and the Company entered into a Shareholders' Agreement dated as of August 27, 1999 (the "Shareholders' Agreement"). Under the terms of the Shareholders' Agreement, the number of directors serving as members of the Board of Directors of Middle Bay (the "Board") was reduced from seven (7) to five (5). 3TEC has the right to designate three members of the Board; provided that if 3TEC owns less than 15% of the issued and outstanding shares of Common Stock it shall be entitled to designate only two (2) members to the Board; provided, further, that if 3TEC owns less than 7 1/2% of the issued and outstanding shares of Common Stock it shall be entitled to designate only one
(1) member to the Board. The Major Shareholders have the right to designate two members of the Board; provided that if the Major Shareholders own less than 7 1/2% of the issued and outstanding shares of Common Stock they shall be entitled to designate only one (1) member to the Board. All parties to the Shareholders' Agreement agree to vote all shares held by them in favor of the election or removal of the directors designated by 3TEC and the Major Shareholders. If either 3TEC or the Major Shareholders are no longer eligible to designate a director or directors to the Board, the then existing Board shall either (1) decrease the size of the Board, (2) leave the vacated seat empty, or (3) appoint a replacement to serve until the next election of directors by the shareholders of Middle Bay, and select a nominee to fill the open seat for election by shareholders at the next annual meeting. The Major Shareholders may request that a non-voting advisory board member that is subject to 3TEC's approval be appointed to the Board. All parties to the Shareholders' Agreement agree to vote all shares held by them in favor of changing the state of incorporation of the Company from Alabama to another jurisdiction recommended by the Board. The Shareholders' Agreement will terminate if each of 3TEC and the Major Shareholders own less than five percent of the issued and outstanding shares of Common Stock.

Pursuant to a Registration Rights Agreement by and among the Company, 3TEC and certain other shareholders of the Company dated as of August 27, 1999, 3TEC, Shoemaker Family Partners, L.P. and Shoeinvest II, L.P. have a three-time demand right to have their Common Stock registered with the Securities and Exchange Commission (at Middle Bay's expense) and have "piggyback rights" (with certain other principal shareholders of Middle Bay having subordinate piggyback rights) to have their Common Stock registered and publicly sold along with any public offering of securities by Middle Bay.

If 3TEC chooses to fully exercise the Warrants and fully convert the Note to common shares, 3TEC would control approximately 58% of the then issued and outstanding shares of common stock of Middle Bay.

COMPENSATION OF DIRECTORS

Each director is paid an attendance fee of $500 for each meeting of the Board and of each Committee of the Board, and Middle Bay reimburses directors' documented travel and lodging expenses.

Each nonemployee director is eligible for incentive awards under the 1995 Stock Option and Stock Appreciation Rights Plan. As previously reported in Middle Bay's 1998 Proxy Statement, in January 1998, the Board of Directors approved the Compensation Committee's recommendation to issue nonqualified stock options pursuant to the Plan to nonemployee directors. These options were issued as follows (see "Executive Compensation"):

                                           Issued 1/98                     Issued 2/99
                                             No. of          Exercise        No. of        Exercise
                  Name                   Optioned Shares       Price     Optioned Shares     Price
                  ----                   ---------------       -----     ---------------     -----
         Edward P. Turner, Jr.*              10,000            $5.75          5,000          $1.50
         Frank E. Bolling, Jr.*              10,000            $5.75          5,000          $1.50
         Gary R. Christopher                 10,000            $5.75          5,000          $1.50
         Alvin V. Shoemaker*                 10,000            $5.75          5,000          $1.50
         David B. Miller**                      -                -              -              -
         D. Martin Phillips**                   -                -              -              -

*    Resigned as of August 27, 1999
**   Elected August 27, 1999

EMPLOYMENT AGREEMENTS

         Floyd C. Wilson executed an employment agreement commencing on August 27, 1999 and terminating on November 25, 2000 to serve as President and Chief Executive Officer with a $200,000 base salary. The Company may terminate Mr. Wilson's employment under the employment agreement for "Cause." "Cause" is defined as (i) the inability of employee, despite any reasonable accommodation required by law, due to bodily injury or disease or any other physical or mental incapacity, to perform the services provided for under the employment agreement for a period of 120 days in the aggregate, within any given period of 180 consecutive days during the term of the employment agreement, in addition to any statutorily required leave of absence, (ii) conduct of the employee that constitutes fraud, dishonesty, theft, or a criminal act involving moral turpitude, in each case only if it materially affects his ability to perform the duties and responsibilities of his position or has a material adverse effect on the Company, (iii) commission of a material act of fraud against the Company, (iv) embezzlement of funds or misappropriation of other property by the employee from the Company; or (v) failure of employee to observe or perform his material duties and obligations as an employee of the Company or a material breach of the employment agreement, after 30 days advance written notice of such failure or breach which has not been cured. If Mr. Wilson is terminated by Middle Bay without Cause, the Company is required to pay him an amount equal to the salary payable to him over the remaining term of his agreement.

         The employment agreement contains certain noncompete, confidentiality and noninterference provisions. For example, during the term of the employment agreement Mr. Wilson may not be employed or render advisory, consulting or other services in connection with any business enterprise or person that is engaged in leasing, acquiring, exploring, producing, gathering or marketing hydrocarbons and related products. Further, during the term of the employment agreement Mr. Wilson may not be financially interested, invest or engage in any business that is engaged in leasing, acquiring, exploring, producing, gathering or marketing hydrocarbons and related products, with certain limited exceptions. The agreement also provides that Mr. Wilson will not disclose or make use of any trade secrets or confidential or proprietary information pertaining to the Company in a way that is materially detrimental to the Company. Mr. Wilson is also prohibited during the two-year period of his employment agreement or the period in which Mr. Wilson is employed by the Company, whichever is longer, and for a six-month period commencing upon the termination of such longer period from soliciting any employee of the Company or any other person who is under contract with or rendering services to the Company to (i) terminate his or her employment with the Company, (ii) refrain from extending or renewing his or her employment with the Company, (iii) refrain from rendering services to or for the Company, (iv) become employed by or to enter into contractual relations with any persons other than the Company, or (v) enter into a relationship with a competitor of the Company.

         In January of 1997, Mr. Hammons, entered into an employment agreement with Middle Bay which extends through January 31, 2000, with automatic one-year extensions upon each anniversary date of the employment agreement thereafter unless either party gives at least 30 days' notice of termination. The employment agreement is terminable by Middle Bay before expiration of the term if such termination is for cause (as specified in the employment agreement). The executive employment agreement provides for an annual salary of not less than a base salary of $85,000, which amount may be adjusted from time to time by the Board of Directors upon the recommendation of the Compensation Committee. It also provides for fringe benefits in accordance with Middle Bay's policies adopted from time to time for salaried executive employees holding comparable positions.

         Mr. Herod executed an employment agreement with Middle Bay with an effective date of July 1, 1997 and extending through June 30, 1999, with automatic one-year extensions upon each anniversary date of the employment agreement thereafter unless either party gives at least 30 days' notice of termination. The employment agreement is terminable by Middle Bay before expiration of the term if such termination is for cause (as specified in the employment agreement). The executive employment agreement provides for an annual salary of not less than the base salary of $100,000, which amount may be adjusted from time to time by the Board of Directors upon the recommendation of the Compensation Committee. It also provides for fringe benefits in accordance with Middle Bay's policies adopted from time to time for salaried executive employees holding comparable positions.

                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

         If a stockholder intends to present a proposal for action at the 2000 annual meeting and wishes to have such proposal considered for inclusion in the Company's proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the proposal must be submitted in writing and received by the Company by April 12, 2000. Such proposals must also meet the other requirements of the rules of the Commission relating to stockholders' proposals.

         The Delaware Bylaws establish an advance notice procedure applicable to the proposal of business to be considered at a meeting which requires such notice by a stockholder in connection with the Company's annual meeting to be delivered to the Company not less than 60 nor more than 90 days prior to the first anniversary of the of the previous year's annual meeting. If the annual meeting is more than 30 days before or more than 60 days after such anniversary date; however, notice by the stockholder to be timely must be delivered no earlier than 90 days prior to the annual meeting and no later than 60 days prior to the annual meeting and the tenth day following the issuance by the Company of a press release announcing the meeting date. For the purpose of the annual meeting of stockholders of the Company to be held in 2000, if the Reincorporation Merger is effected, the first anniversary of the preceding year's annual meeting will be on August 11, 2000. In addition, the Delaware Bylaws contain advance notice procedures applicable to the nomination by stockholders of directors for election to the Company's Board of Directors. In general, notice of a director nomination for an annual meeting must be received by the Company 90 days or more before the date of the annual meeting and must contain specified information and conform to certain requirements, as set forth in the Bylaws. Notice of a director nomination for a special meeting must be received by the Company no later than the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. If the chairman of the stockholders' meeting determines that a director nomination was not made in accordance with the Bylaws, the Company may disregard such nomination.

         In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the 2000 annual meeting, and the proposal fails to comply with the advance notice procedure described in the Bylaws, then the Company's proxy may confer discretionary authority on the persons being appointed as proxies on behalf of management to vote on the proposal. Proposals and nominations should be addressed to the Secretary of the Company, Floyd C. Wilson, 1221 Lamar Street, Suite 1020, Houston, Texas 77010.

DISCRETIONARY AUTHORITY

         At the time of mailing this Proxy Statement, the Board of Directors was not aware of any other matters which might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the persons named in the accompanying form of proxy will vote such proxy in accordance with their judgment.

                                           By Order of the Board of Directors

                                           /s/ Floyd C. Wilson
                                           ------------------------------------
                                           Floyd C. Wilson
                                           President and
                                           Chief Executive Officer

DATED this 28th  day of October, 1999

                                  EXHIBIT "A"

   AGREEMENT AND PLAN OF MERGER BETWEEN 3TEC ENERGY CORPORATION, A DELAWARE
     CORPORATION AND MIDDLE BAY OIL COMPANY, INC., AN ALABAMA CORPORATION



                  THIS AGREEMENT AND PLAN OF MERGER dated this _____ day of ________________, 1999 (the "Agreement") is between 3TEC Energy Corporation, a Delaware Corporation ("3TEC"), and Middle Bay Oil Company, Inc., an Alabama corporation ("MBOC" or "Middle Bay"). 3TEC and MBOC are sometimes hereinafter collectively referred to as the "Constituent Corporations."

                                   RECITALS

                  A. 3TEC is a corporation organized and existing under the laws of the State of Delaware and, as of the date hereof, __________ shares of Common Stock of 3TEC are issued and outstanding, all of which are held by Middle Bay.

                  B. Middle Bay is a corporation organized and existing under the laws of the State of Alabama and, as of the date hereof, its issued and outstanding stock consists of [13,382,732] shares of Common Stock, [ _______ ] shares of Series B Preferred Stock, and [ _________ ] shares of Series C Preferred Stock.

                  C. The Board of Directors of Middle Bay has determined that, for the purpose of effecting the reincorporation of Middle Bay in the State of Delaware, it is advisable and in the best interests of Middle Bay that it merge with and into 3TEC upon the terms and conditions herein provided.

                  D. The respective Boards of Directors of 3TEC and Middle Bay have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

                  NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, 3TEC and Middle Bay hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    ARTICLE I

                                   THE MERGER

                  1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Alabama Business Corporation Act, Middle Bay shall be merged with and into 3TEC (the "Merger"), whereupon the separate existence of Middle Bay shall cease and 3TEC shall be, and is hereinafter sometimes referred to as, the "Surviving Corporation." On the Effective Date of the Merger (as hereinafter defined) the name of the Surviving Corporation shall be 3TEC Energy Corporation.

                  1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

                  (a) this Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Alabama Business Corporation Act, as the case may be;

                  (b) all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

                  (c) an executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

                  (d) executed Articles of Merger meeting the requirements of the Alabama Business Corporation Act shall have been filed with the Secretary of State of the State of Alabama.

                  The date and time when the Merger shall become effective, as aforesaid, is herein referred to as the "Effective Date of the Merger."

                  1.3 EFFECT OF THE MERGER. On the Effective Date of the Merger, the separate existence of Middle Bay shall cease, and 3TEC, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger; (ii) shall be subject to all actions previously taken by its and Middle Bay's Board of Directors; (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Middle Bay in the manner more fully set forth in Section 259 of the Delaware General Corporation Law; (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger; and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Middle Bay in the same manner as if 3TEC had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Alabama Business Corporation Act.

                                  ARTICLE II

                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

                  2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of 3TEC as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

                  2.2 BYLAWS. The Bylaws of 3TEC as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

                  2.3 DIRECTORS AND OFFICERS. The directors and officers of Middle Bay immediately prior to the Effective Date of the Merger, who are serving in the same capacities, and terms for 3TEC, shall be the directors and officers of the Surviving Corporation, and such directors shall continue to be constituted in the same terms of office which they had as directors of Middle Bay, in accordance with the Bylaws of 3TEC.

                                  ARTICLE III

                        MANNER OF CONVERSION OF SHARES

                  3.1 MIDDLE BAY COMMON SHARES. Upon the Effective Date of the Merger, each share of Common Stock of Middle Bay, $.02 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.02 par value, of the Surviving Corporation.

                  3.2 MIDDLE BAY SERIES B PREFERRED SHARES. Upon the Effective Date of the Merger, each share of Series B Preferred Stock of Middle Bay, $.02 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Series B Preferred Stock, $.02 par value, of the Surviving Corporation.

                  3.3 MIDDLE BAY SERIES C PREFERRED SHARES. Upon the Effective Date of the Merger, each share of Series C Preferred Stock of Middle Bay, $.02 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Series C Preferred Stock, $.02 par value, of the Surviving Corporation.

                  3.4  MIDDLE BAY OPTIONS AND STOCK PURCHASE RIGHTS.

                  (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any and all stock option, stock incentive or stock award plans heretofore adopted by Middle Bay. Each outstanding and unexercised option or other right to purchase Middle Bay common shares existing under and by virtue of any such plan shall become an option or right to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each common share of Middle Bay issuable pursuant to any such option or stock purchase right, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such Middle Bay option or stock purchase right at the Effective Date of the Merger. Upon the Effective Date of the Merger, each outstanding warrant to purchase Middle Bay common shares shall become a warrant to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each common share of Middle Bay issuable pursuant to any such warrant, on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such Middle Bay warrant at the Effective Date of the Merger.

                  (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants and stock purchase rights equal to the number of common shares of Middle Bay so reserved immediately prior to the Effective Date of the Merger.

                  3.5 3TEC COMMON STOCK. Upon the Effective Date of the Merger, each share of 3TEC Common Stock, $.02 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by 3TEC, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

                  3.6  EXCHANGE OF CERTIFICATES.

                  (a) After the Effective Date of the Merger, each holder of an outstanding certificate representing common or preferred shares of Middle Bay may, at such holder's option, surrender the same for cancellation to American Stock Transfer & Trust Company, or such other entity as the Surviving Corporation so designates as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock or Preferred Stock, whichever is applicable, into which the surrendered shares were converted, or to which such holder was otherwise entitled, as herein provided. Until so surrendered, each outstanding certificate theretofore representing common or preferred shares of Middle Bay shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock or Preferred Stock into which such common or preferred shares of Middle Bay were converted in the Merger and which the holder of such certificate was otherwise entitled to receive pursuant to this Agreement.

                  (b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock or Preferred Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

                  (c) Each certificate representing Common Stock or Preferred Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability that appeared on the certificates of Middle Bay so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

                  (d) If any certificate for shares of Common Stock or Preferred Stock of the Surviving Corporation is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                  ARTICLE IV

                              GENERAL PROVISIONS

                  4.1 COVENANTS OF 3TEC. 3TEC covenants and agrees that it will on or before the Effective Date of the Merger:

                  (a) take such action as may be required to qualify to do business as a foreign corporation in the states in which Middle Bay is qualified to do business and in connection therewith irrevocably appoint an agent for service of process as required under the applicable provisions of the relevant state law;

                  (b) take all such other actions as may be required by the Delaware General Corporation Law and the Alabama Business Corporation Act to effect the Merger.

                  4.2 FURTHER ASSURANCES. From time to time, as and when required by 3TEC or by its successors or assigns, there shall be executed and delivered on behalf of Middle Bay such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by 3TEC the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Middle Bay and otherwise to carry out the purposes of this Agreement, and the officers and directors of 3TEC are fully authorized in the name and on behalf of Middle Bay or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                  4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of Middle Bay and 3TEC, notwithstanding the approval of this Agreement by the shareholders of Middle Bay or by the sole stockholder of 3TEC, or by both.

                  4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement or certificate in lieu thereof with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not
(i) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either Constituent Corporation.

                  4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at 1209 Orange Street, Wilmington, Delaware, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

                  4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation in Houston, Texas, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

                  4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Alabama Business Corporation Act.

                  4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Agreement, having first been approved by the resolutions of the Board of Directors of 3TEC and Middle Bay, is hereby executed on behalf of each of such corporations and attested by their respective officers thereunto duly authorized, under penalties of perjury, hereby declaring and certifying that this is their act and deed and the facts herein stated are true.

                                   3TEC ENERGY CORPORATION,
                                   a Delaware corporation

                                   By:
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------


                                   MIDDLE BAY OIL COMPANY, INC.,
                                   an Alabama corporation

                                   By:
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   EXHIBIT "B"

                          CERTIFICATE OF INCORPORATION
                                       OF
                             3TEC ENERGY CORPORATION



         FIRST: The name of the Corporation is 3TEC ENERGY CORPORATION.

         SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the city of Wilmington, county of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         THIRD: The Corporation is organized for the purpose of engaging in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, and the Corporation shall be authorized to exercise and enjoy all powers, rights and privileges conferred upon corporations by the laws of the State of Delaware as in force from time to time, including, without limitation, all powers necessary or appropriate to carry out all those acts and activities in which it may lawfully be engaged.

         FOURTH: The Corporation has authority to issue not more than eighty million (80,000,000) shares of capital stock, which are divided into classes as follows:

         (a) Sixty million (60,000,000) shares of common stock with $.02 par value, designated "Common Stock" which, except as specifically granted to the preferred stock as set forth below, are entitled to the entire stock voting power in regard to the Corporation, to all dividends declared and to all assets of the Corporation upon liquidation.

         (b) Twenty million (20,000,000) shares of preferred stock with $.02 par value, designated "Preferred Stock".

         (c) The designations and the powers, preferences and rights and the qualifications, limitations or restrictions of the preferred stock shall be as follows:

         The Board of Directors is expressly authorized at any time and from time to time to provide for the issuance of shares from the authorized preferred stock which may be issued in one or more series, with such designations, preferences and relative participating optional or other special rights, qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors and as are not stated or expressed in the Certificate of Incorporation or any Amendment thereto, including (but without limiting the generality of the foregoing) the following:

                (1) the distinctive designation of a series, if any, and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

                (2) the annual rate of dividends payable on preferred shares or on the shares of any series created, whether the dividends shall be cumulative, noncumulative or partially cumulative dividends and the date from which dividends shall be accumulated, if dividends are to be cumulative;

                (3) the time or times when and the price or prices at which preferred shares or shares of any series created, shall be redeemable and the sinking fund provisions, if any, for the purchase or redemption of such shares;

                (4) the amount payable on preferred shares or shares of any series created and the rights of holders of such shares in the event of any liquidation, dissolution or winding up of the affairs of the Corporation;

                (5) the rights, if any, of the holders of preferred shares or shares of any series created to convert such shares into, or exchange such shares for, shares of common stock or shares of any other series of preferred stock, if any, and the terms and conditions of such conversions or exchange; and

                (6) the voting rights, if any, which holders of such shares may exercise.

         The Board of Directors is expressly authorized to vary the provisions relating to the foregoing matters between the various series of Preferred Shares, but in all other respects the shares of each series of Preferred Shares shall be of equal rank with each other, regardless of series. All of the Preferred Shares of any one series shall be identical with each other in all respects.

         (d) DIVIDEND RIGHTS. The holders of the Preferred Shares of any series shall be entitled to receive, as and when declared by the Board of Directors, out of funds legally available for that purpose under the laws of the State of Delaware, preferential dividends which may be either cumulative or noncumulative at the rate per annum fixed by the Board of Directors for such series. Such dividends shall be payable at the time determined by the Board of Directors. If Preferred Shares of more than one series are outstanding, and the stated dividend is not paid in full, all series of Preferred Shares shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sum which would be payable on such shares if all dividends were declared and paid in full. Accumulations of dividends shall not bear interest. So long as any Preferred Shares shall remain outstanding, no dividends shall be declared or paid to any distributions made on the Common Shares or on any other class of shares junior to the Preferred Shares, and no share of common or of any other class junior to the Preferred Shares shall be purchased or retired, and no monies shall be made available for a sinking fund for such purpose unless dividends for all past dividend periods shall have been paid on all outstanding Preferred Shares of all series. Subject to the above provisions, and not otherwise, dividends may be paid from time to time on the Common Shares or other junior issues out of funds legally available for the purpose as and when declared by the Board of Directors.

         (e)    REDEMPTION

                (1) The Corporation, on the sole authority of the board of Directors, may at its option redeem all or any part of any series of the Preferred Shares on the terms, including redemption price, and to the extent, if any, therefor affixed by the Board of Directors. Such redemption may be effected only after dividends which have been declared or accrued on any series of Preferred Shares have been paid. If less than all of the Preferred Shares of any series is to be redeemed, the redemption shall be in such amount and by such method, whether by lot or pro rata, or by such other method as may then be required by law or by the rules and regulations of any stock exchange upon which the Preferred Shares may at that time be listed, as may from time to time be determined by the Board of Directors. Written notice of redemption stating the date and place of redemption shall be mailed by the Corporation, not less than thirty (30) days nor more than sixty (60) days prior to the redemption date, to the record holders of the shares to be redeemed, directed to their last noted addresses as shown by the corporate records.

                (2) If notice of redemption is given as provided above, and if on the redemption date the Corporation has set apart in trust for the purpose, sufficient funds for such redemption, then from and after the redemption date, notwithstanding that any certificate for such shares has not been surrendered for cancellation, the Preferred Shares called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith cease and terminate, except on the right of the holders thereof to receive the redemption price, without interest, upon surrender of certificates of the shares called for redemption.

                (3) Any funds so set apart or deposited which, at the end of one (1) year after the redemption date, remain unclaimed by the holder(s) of Preferred Shares called for redemption, shall be released and returned to the Corporation upon demand, and shall thereafter be available for general corporate purposes, and the depository, if any, shall thereupon be relieved of all responsibility therefor to such holders. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

                (4) Preferred Shares which are redeemed as provided in this section, or are reacquired for retirement pursuant to any sinking fund which may be established therefor, may be held as Treasury Shares or may be cancelled and retired in the manner provided by law, and appropriate proceedings to effect the corresponding reduction in the stated capital of the Corporation shall be taken.

         (f) RIGHTS ON LIQUIDATION. In the event of the liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, resulting in any distribution of its assets to its shareholders, the holders of the Preferred Shares then outstanding shall be entitled to receive the amount per share theretofore affixed by the Board of Directors of the various series, plus any accrued interest, and no more, before any payment or distribution of the assets of the Corporation is made to or set apart for the holders of Common Shares or any other class junior to the Preferred Shares. If the assets of the Corporation distributable to the holders of all the Preferred Shares are insufficient for the payment to them of the full preferential amount described above, such assets shall be distributed ratably among the holders of all Preferred Shares of all series in accordance with the amounts which would be payable on such distribution if all sums payable were discharged in full. After payment for the preferential amounts required to be paid to the holders of all Preferred Shares then outstanding, the holders of Preferred Shares and/or any other class junior to the Preferred Shares shall be entitled, to the exclusion of the holders of any of the Preferred Shares, to share in all remaining assets of the Corporation in accordance with their respective interests.

         For the purposes of this Section and any certificate filed pursuant to law and setting forth the designation, description, and terms of any series of Preferred Shares, a consolidation or merger of the Corporation with any other corporation or corporations shall not be deemed a liquidation or winding up of the Corporation.

         FIFTH: Unless and except to the extent the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

         SIXTH: The incorporator is Connie D. Tatum, whose mailing address is 2000 Epic Center, 301 North Main, Wichita, Kansas 67202.

         SEVENTH: The Board of Directors of the Corporation is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation, but the stockholders may make additional bylaws and may alter or repeal any bylaw whether adopted by them or otherwise.

         EIGHTH:

         (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Article EIGHTH, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         (d) Any indemnification under subsections (a) and (b) of this Article EIGHTH (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b) of this Article EIGHTH. Such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

         (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

         (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         (g) The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this Article EIGHTH.

         (h) For purposes of this Article EIGHTH, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         (i) For purposes of this Article EIGHTH, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the best interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this section.

         (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article EIGHTH shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         NINTH: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of duty as a director. Without limiting the foregoing in any respect, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this provision shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         The undersigned, being the incorporator hereinabove named, for the purpose of forming a Corporation pursuant to the General Corporation Law of the State of Delaware, makes the certificate as of ______________, 1999, declaring and certifying that this is her act and deed and that the facts herein stated are true.


                                        --------------------------------------
                                        Connie D. Tatum

                           CERTIFICATE OF DESIGNATION
                                       of
                            SERIES B PREFERRED STOCK
                                       of
                             3TEC ENERGY CORPORATION

                          -----------------------------

                             Pursuant to Section 151
                   of the General Corporation Law of Delaware

                          -----------------------------


         3TEC ENERGY CORPORATION, a corporation existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY that, pursuant to the authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and in accordance with Section 151 of the General Corporation Law of the State of Delaware ("DGCL"), the Board of Directors of the Corporation on ______________, 1999 duly adopted the following resolution establishing and creating a series of its Preferred Stock, par value $.02 per share, designated "Series B Preferred Stock".

                RESOLVED, that pursuant to authority vested in the Board of Directors of the Corporation (the "Board of Directors") in accordance with the provisions of its Certificate of Incorporation (the "Certificate of Incorporation"), a series of Preferred Stock, par value $.02 per share, of the Corporation is hereby created, and the designation and number of shares thereof and the preferences, limitations and relative rights thereof are as follows:

         1. DESIGNATION, NUMBER OF SHARES AND STATED VALUE OF SERIES B PREFERRED STOCK. There is hereby authorized and established a series of Preferred Stock that shall be designated as "Series B Preferred Stock", and the number of shares constituting such series shall be 266,667. Such number may be increased or decreased, but not to a number less than the number of shares of Series B Preferred Stock then issued and outstanding, by resolution adopted by the full Board of Directors. The "stated value" of the Series B Preferred Stock shall be $7.50 per share.

         2.     CERTAIN DEFINITIONS.

         "COMMON STOCK" means, collectively, the Corporation's Common Stock, par value $.02 per share, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the dissolution of assets upon any liquidation, dissolution or winding up of the Corporation.

         "JUNIOR SECURITIES" means any of the Corporation's equity securities other than the Series B Shares.

         "LIQUIDATION VALUE" of any Series B Share as of any particular date will be equal to the sum of $7.50 plus, in the event of any liquidation, dissolution or winding up of the Corporation, any declared but unpaid dividends on such Series B Share shall be added to the Liquidation Value of such Share on the payment date in any liquidation, dissolution or winding up accrued to the close of business on such payment date.

         "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "SERIES B SHARE" means a share of the Series B Preferred Stock.

         3.     DIVIDENDS; CAPITAL.

                A. GENERAL. When and as declared by the Corporation's Board of Directors and only to the extent permitted under the DGCL, the Corporation may, but is not required to, pay dividends to the holders of its Series B Preferred Stock; however, the Corporation shall not be restricted from declaring and paying dividends to the holders of any Junior Securities out of funds lawfully available for payment of such dividends.

                B. CAPITAL. Upon issuance of any Series B Preferred Stock, the entire consideration received therefor shall be allocated to the "capital" of the Corporation, and the Corporation shall take no action to reduce its capital in respect of the Series B Preferred Stock below the Liquidation Value of all outstanding Series B Preferred Stock.

         4. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, subject to the conversion rights set forth in Paragraph 5. hereof, the holders of Series B Shares will be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the Liquidation Value (including the amount of declared but unpaid dividends, if any) of all Series B Shares outstanding. If, upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Series B Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed in respect of such Series B Shares will be distributed ratably among such holders based upon the Liquidation Value of the Series B Shares held by each such holder. The Corporation will mail written notice of such liquidation, dissolution or winding up not less than 60 days prior to the payment date stated therein, to each record holder of Series B Shares. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, the sale or transfer by the Corporation of all or any part of its assets nor the reduction of the capital stock of the Corporation will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Paragraph 4.

         5.     CONVERSION.

                A.      CONVERSION BY HOLDER.

                         (1) Until December 31, 2002 (the "Conversion Period"), any holder of Series B Shares may convert all or any portion of the Series B Shares held by such holder into shares of

                               Common Stock (i) at a ratio of one share of Common Stock for each Series B Share or (ii) pursuant to the Alternative Conversion Method based on Cumulative Value, as described and defined in and in accordance with Section 2.9 of that certain Agreement and Plan of Merger dated June 20, 1997 among Middle Bay Oil Company, Inc., Shore Acquisition Company, Shore Oil Company and its shareholders, which Section 2.9 is incorporated herein.

                         (2) Upon the expiration of the Conversion Period, unless the Corporation has given prior notice of intent to redeem the Series B Shares pursuant to Paragraph 7., all outstanding Series B Shares shall be automatically converted pursuant to Paragraph 5.A(1)(i) or 5.A(2)(ii), whichever provides for a greater conversion ratio.

                         (3) Any conversion will be deemed effected (i) at the close of business on the date which the certificate or certificates representing the Series B Shares to be converted have been delivered by the holder to the Corporation at its principal office, together with a request for conversion of such Series B Shares, or (ii) upon the last day of the Conversion Period if the Series B Shares are converted pursuant to Paragraph 5.A(2)(ii).

                         (4) In no event shall the aggregate total number of Shares of Common Stock into which the Series B Shares are converted exceed 1,333,333 Shares (except as that number may be adjusted pursuant to Paragraph 6).

                B.       CONVERSION PROCEDURES.

                         (1) At such time as a conversion has been effected, the rights of the holder of such Series B Shares as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                         (2) As soon as possible after a conversion has been effected, the Corporation will deliver to the holder of Series B Shares being converted:

                               a. A certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomina tion or denominations as the converting holder has specified; and

                               b. A certificate representing any Series B Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                         (3) The issuance of certificates for shares of Common Stock upon conversion of Series B Shares will be made without charge to the holders of such Series B Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of each Series B Share, the Corporation will take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

                         (4) The Corporation will not close its books against the transfer of Series B Shares or of Common Stock issued or issuable upon conversion of Series B Shares in any manner which interferes with the timely conversion of Series B Shares.

         6. ANTI-DILUTION PROVISIONS. In the event that the Common Stock hereafter is changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

                A. The aggregate number and kind of shares subject to the conversion rights granted hereunder shall be adjusted appropriately;

                B. Conversion rights granted hereunder, both as to the number of subject Series B Shares and the Cumulative Value, shall be adjusted appropriately;

                C. Where dissolution or liquidation of the Corporation or any merger or combination in which the Corporation is not a surviving corporation is involved, each outstanding conversion right granted hereunder shall terminate, but the holder shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his conversion right, in whole or in part, to the extent that it shall not have been exercised; and

                D. Such new or additional or different shares or securities which are distributed to holder, in his capacity as the owner of Common Stock issued pursuant to the conversion rights granted hereunder, shall be subject to all of the conditions and restrictions applicable to the Common Stock issuable hereunder.

         The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Corporation, and any such adjustment may provide for the elimination of fractional share interests.

         7.     OPTIONAL REDEMPTION.

                A. Subject to prior exercise of conversion rights by the holder during the Conversion Period, the Series B Preferred Stock may be redeemed, in whole or in part, upon notice given as provided in Paragraph 7.B. (but subject to the terms and conditions hereinafter set forth), at the option of the Corporation, at any time and from time to time after December 31, 2002, at a redemption price of $7.50 per Share, together with any dividends declared and unpaid thereon to the date of redemption (the "Redemption Price"), so long as funds are legally available for such redemption.

                B. If pursuant to Paragraph 7.A. the Corporation shall redeem any shares of Series B Preferred Stock, the Corporation shall give written notice of such redemption to each holder of record of Series B Shares to be redeemed not less than thirty (30) nor more than ninety (90) days prior to the date fixed for redemption, by certified mail enclosed in a postage-paid envelope addressed to such holder at such holder's address as the same shall appear on the books of the Corporation. Such notice shall (i) state that the Corporation has elected to redeem such Series B Shares, (ii) state the date fixed for redemption, (iii) state the Redemption Price and (iv) call upon such holder to surrender to the Corporation on or after said date at its principal place of business designated in such notice a certificate or certificates representing the number of Series B Shares to be redeemed in accordance with such notice. On or after the date fixed in such notice for redemption, each holder of shares of Series B Preferred Stock to be so redeemed shall present and surrender the certificate or certificates for such Series B Shares to the Corporation at the place designated in said notice, and thereupon the Redemption Price of such Series B Shares shall be paid to, or to the order of, the Person whose name appears on such certificate or certificates as the owner thereof. From and after the date fixed in any such notice as the date for redemption, unless default shall be made by the Corporation in providing for the payment of the Redemption Price pursuant to such notice, all rights of the holders of the Series B Shares so redeemed, except the right to receive the Redemption Price (but without interest thereon), shall cease and terminate. If less than all of the outstanding Series B Shares are to be redeemed, the Series B Shares to be redeemed shall be allocated among the holders thereof in proportion to the respective number of Series B Shares held by them.

                C. Any Series B Shares redeemed by the Corporation shall be retired.

         8. COVENANTS OF CORPORATION. So long as any of the Series B Shares are outstanding, the Corporation shall do all of the following (the "Covenants"):

                A.       Maintain its corporate existence in good standing;

                B. Maintain the general character of its business and conduct its business in its ordinary and usual manner;

                C.       Maintain proper business and accounting records;

                D. Comply with and perform all material obligations and duties imposed upon it by federal, state and local laws and all rules, regulations and orders imposed by federal, state or local governmental authorities, except as may be contested by them in good faith by appropriate proceedings;

                E. Deliver to the holders of the Series B Preferred Shares, within the times required for the filing of SEC Forms 10-K and 10-Q, true and correct copies of the annual and quarterly financial statements of the Corporation, which statements shall be prepared in compliance with the Rules and Regulations of the Securities and Exchange Commission;

                F. Comply with all financial covenants in all loan agreements or credit facilities to which the Corporation is a party; and

                G. Timely make all filings and submit all reports required by the Rules and Regulations of the Securities and Exchange Commission.

         9. VOTING RIGHTS. The holders of the Series B Preferred Stock shall have no voting rights, other than those rights afforded to them by law.

         10. NOTICES. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be deemed to have been given either when delivered personally or three business days after having been mailed by registered or certified mail, return receipt requested, postage prepaid (i) to the Corporation, at its principal executive offices, and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

         11. REMEDIES. The remedies afforded the holders of Series B Shares in this Certificate of Designation are cumulative and not sole or exclusive.

         12. CONFLICT WITH OTHER PROVISIONS. In the event of any conflict between the provisions of this Certificate of Designation and any other provisions of the Certificate of Incorporation, then the provisions of this Certificate of Designation shall govern and control.

                RESOLVED FURTHER, that the appropriate officers of the Corporation be, and they are hereby, authorized and directed from time to time to execute such certificates, instruments or other documents and do all such things as may be necessary or advisable in their discretion in order to carry out the terms hereof, including the filing with the Secretary of State for the State of Delaware of a copy of the foregoing resolution executed by an officer of the Corporation.

Dated _____________________, 1999.

                                        3TEC ENERGY CORPORATION



                                        By: _________________________________
                                        Name: _______________________________
                                        Title: ________________________________

                           CERTIFICATE OF DESIGNATION
                                       of
                            SERIES C PREFERRED STOCK
                                       of
                             3TEC ENERGY CORPORATION

                          ------------------------------

                             Pursuant to Section 151
                   of the General Corporation Law of Delaware

                          ------------------------------


         3TEC ENERGY CORPORATION, a corporation existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY that, pursuant to the authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and in accordance with Section 151 of the General Corporation Law of the State of Delaware ("DGCL"), the Board of Directors of the Corporation on ______________, 1999 duly adopted the following resolution establishing and creating an additional series of its Preferred Stock, par value $.02 per share, designated "Series C Preferred Stock".

                RESOLVED, that pursuant to authority vested in the Board of Directors of the Corporation (the "Board of Directors") in accordance with the provisions of its Certificate of Incorporation (the "Certificate of Incorporation"), an additional series of Preferred Stock, par value $.02 per share, of the Corporation is hereby created, and the designation and number of shares thereof and the preferences, limitations and relative rights thereof are as follows:

         1. DESIGNATION, NUMBER OF SHARES AND STATED VALUE OF SERIES C PREFERRED STOCK. There is hereby authorized and established a series of Preferred Stock that shall be designated as "Series C Preferred Stock", and the number of shares constituting such series shall be 2,300,000. Such number may be increased or decreased, but not to a number less than the number of shares of Series C Preferred Stock then issued and outstanding, by resolution adopted by the full Board of Directors. The "stated value" of the Series C Preferred Stock shall be $5.00 per share.

         2. CERTAIN DEFINITIONS. For purposes of the Series C Preferred Stock, the following terms shall have the meanings indicated:

         "AFFILIATE" of a person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the person specified.

         "BOARD OF DIRECTORS" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series C Preferred Stock.

         "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which state or federally-chartered banking institutions in Houston, Texas are not required to be open.

         "CALL DATE" shall have the meaning set forth in Paragraph 5.B. hereof.

         "COMMON STOCK" means, collectively, the Corporation's Common Stock, par value $0.02 per share, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the dissolution of assets upon any liquidation, dissolution or winding up of the Corporation.

         "CONVERSION RATE" shall initially mean 1.0 to 1.0, subject to adjustment pursuant to Section D. of Paragraph 7. hereof.

         "CUMULATIVE DIVIDENDS" shall mean all accumulated, accrued and unpaid dividends.

         "CURRENT MARKET PRICE" of publicly traded shares of Common Stock or any other class or series of stock or other security of the Corporation or of any similar security of any other issuer for any day shall mean the last reported sales price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing, bid and asked prices regular way on such day, in either case as reported on the Small Cap Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or, if such security is not quoted on such Small Cap Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NASDAQ member firm regularly making a market in such security selected for such purpose by the Chief Executive Officer of the Board of Directors or if any class or series of securities are not publicly traded, the fair value of the shares of such class as determined reasonably and in good faith by the Board of Directors of the Corporation.

         "DISTRIBUTION" shall have the meaning set forth in Section D(3) of Paragraph 7. hereof.

         "DIVIDEND PAYMENT DATE" shall have the meaning set forth in Section
A. of Paragraph 3. hereof.

         "FAIR MARKET VALUE" shall mean the average of the daily Current Market Prices of a share of Common Stock during five (5) consecutive Trading Days selected by the Corporation commencing not more than twenty (20) Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term "'ex' date", when used with respect to any issuance or distribution, means the first day on which the share of Common Stock trades regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.

         "ISSUE DATE" shall mean [the effective date of the merger of Middle Bay Oil Company, Inc., an Alabama corporation, with and into this Corporation.]

         "JUNIOR SECURITIES" means any of the Corporation's equity securities other than the Series B Preferred Stock or any other series of preferred stock issued as a Parity Stock.

         "PARITY STOCK" shall have the meaning set forth in Section A. of Paragraph 8. hereof.

         "PERMITTED COMMON STOCK CASH DISTRIBUTIONS" shall mean cash dividends or cash distributions out of current or accumulated funds from operations (as determined by the Board of Directors on a basis consistent with the policies and practices adopted by the Corporation for reporting publicly its results of operations and financial condition), and cash dividends which result in a payment of an equal cash dividend to holders of the Series C Preferred Stock and Parity Stock pursuant to Section A. of Paragraph 4. hereof.

         "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "SERIES C PREFERRED STOCK" shall have the meaning set forth in Paragraph 1. hereof.

         "SET APART FOR PAYMENT" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to an authorization of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of stock of the Corporation.

         "TRADING DAY", as to any securities, shall mean any day on which such securities are traded on the Small Cap Market of NASDAQ or, if such securities are not quoted on such Small Cap Market, in the securities market in which such securities are traded.

         "TRANSFER AGENT" means such entity as may be designated by the Board of Directors or their designee as the transfer agent for the Series C Preferred Stock.

         3.     DIVIDENDS.

              A. The holders of Series C Preferred Stock shall be entitled to receive, when, as and if authorized and declared by the Board of Directors out of assets legally available for that purpose, cumulative dividends in cash in an amount per share of Series C Preferred Stock equal to $.50 per annum, payable semi-annually on March 31 and September 30 (measured by the fiscal year of the Corporation) or on such dates as may be set by the Board of Directors (a "Dividend Payment Date") to holders of record on such date, not more than sixty nor less than ten days preceding such Dividend Payment Date, fixed for such purpose by the Board of Directors (a "Dividend Record Date"). Such dividends shall be cumulative from the Issue Date, whether or not such dividends shall be authorized or there shall be assets of the Corporation legally available for the payment of such dividends. Each such dividend shall be payable to the holders of record of the Series C Preferred Stock, as they appear on the stock records of the Corporation at the close of business on the Dividend Record Date. The amount of Cumulative Dividends on any share of Series C Preferred Stock, or fraction thereof, at any date shall be the amount of any dividends thereon calculated at the applicable rate to and including such date, whether or not earned or authorized, which have not been paid in cash.

              B. If the Series C Preferred Stock is outstanding for less than any full fiscal year of the Corporation, the holders shall be entitled to receive the amount set forth in Section A. of this Paragraph 3. multiplied by a fraction, the numerator of which a fraction, the numerator of which equals the number of days during such fiscal year that such shares of Series C Preferred Stock were outstanding and the denominator of which is 360. Holders of Series C Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series C Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series C Preferred Stock that may be in arrears.

              C. So long as any of the shares of Series C Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of or options, warrants or rights to subscribe for or purchase shares of Junior Stock) shall be authorized or paid or set apart for payment by the Corporation or other distribution of cash or other property authorized or made directly or indirectly by the Corporation with respect to any shares of Junior Stock, nor shall any shares of Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an employee incentive or benefit plan of the Corporation or any subsidiary) for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) directly or indirectly by the Corporation (except by conversion into or exchange for Junior Stock), nor shall any other cash or other property otherwise be paid or distributed to or for the benefit of any holder of shares of Junior Stock in respect thereof, directly or indirectly, by the Corporation unless in each case (a) the full Cumulative Dividends on all outstanding shares of Series C Preferred Stock and any other Parity Stock of the Corporation shall have been paid or such dividends have been authorized and set apart for payment with respect to the Series C Preferred Stock and all past dividend periods with respect to such Parity Stock and (b) sufficient funds shall have been paid or set apart for the payment of the full dividend for the current fiscal year of the Corporation (including any required pursuant to Section A. of this Paragraph 3.) with respect to the Series C Preferred Stock and the current dividend period with respect to such Parity Stock.

         4.   LIQUIDATION PREFERENCE.

              A. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, before any assets of the Corporation shall be distributed, paid or set aside for the holders of Junior Stock, the Corporation shall pay cash to the holders of shares of Series C Preferred Stock $5.00 per share of Series C Preferred Stock plus an amount equal to all Cumulative Dividends (whether or not earned or authorized) to the date of final distribution to such holders; but such holders shall not be entitled to any further payment. Until the holders of the Series C Preferred Stock and holders of Parity Stock have been paid this liquidation preference in full, no payment will be made to any holder of Junior Stock upon the liquidation, dissolution or winding up of the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of Series C Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series C Preferred Stock and any such other Parity Stock ratably in the same proportion as the respective amounts that would be payable on such Series C Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full. For the purposes of this Paragraph 4., (a) a consolidation or merger of the Corporation with one or more corporations (b) a sale or transfer of all or substantially all of the Corporation's assets, or (c) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

              B. Subject to the rights of the holders of any shares of Parity Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of Series C Preferred Stock and any Parity Stock, as provided in this Paragraph 4., any other series or class or classes of Junior Stock shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series C Preferred Stock and any Parity Stock shall not be entitled to share therein.

              C. In determining whether a distribution (other than upon voluntary or involuntary liquidation) by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise is permitted under the DGCL, no effect shall be given to amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of stock of the Corporation whose preferential rights upon dissolution are superior to those receiving the distribution.

         5.   REDEMPTION AT THE OPTION OF THE CORPORATION.

              A. Shares of Series C Preferred Stock shall not be redeemable by the Corporation prior to January 1, 2000. Shares of Series C Preferred Stock may be redeemed, in whole or in part, at the option of the Corporation at any time on or after January 1, 2000 out of assets legally available therefor at a redemption price payable in cash equal to $5.00 per share of Series C Preferred Stock plus an amount equal to all Cumulative Dividends, if any, to the Call Date, whether or not earned or authorized, as provided below).

              B. Shares of Series C Preferred Stock shall be redeemed by the Corporation on the date specified in the notice to holders required under Section D. of this Paragraph 5. (the "Call Date"). The Call Date shall be selected by the Corporation, shall be specified in the notice of redemption and shall be not less than 30 days nor more than 60 days after the date notice of redemption is sent by the Corporation. Upon any redemption of shares of Series C Preferred Stock pursuant to Section A. of this Paragraph 5., the Corporation shall pay in cash to the holder of such shares an amount equal to all Cumulative Dividends, if any, to the Call Date, whether or not earned or authorized. Immediately prior to authorizing any redemption of the Series C Preferred Stock, and as a condition precedent for such redemption, the Company, by resolution of its Board of Directors, shall authorize a mandatory dividend on the Series C Preferred Stock payable in cash on the Call Date in an amount equal to all Cumulative Dividends as of the Call Date on the Series C Preferred Stock to be redeemed, which amount shall be added to the redemption price. If the Call Date falls after a dividend payment record date and prior to the corresponding Dividend Payment Date, then each holder of the Series C Preferred Stock at the close of business on such dividend payment record date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares prior to such Dividend Payment Date. Except as provided above, the Corporation shall make no payment or allowance for accumulated or accrued dividends on shares of Series C Preferred Stock called for redemption or on the shares of Common Stock issued upon such redemption.

              C. If full Cumulative Dividends on all outstanding shares of Series C Preferred Stock and any other class or series of Parity Stock of the Corporation have not been paid or authorized and set apart for payment, no shares of Series C Preferred Stock may be redeemed unless all outstanding shares of Series C Preferred Stock and Parity Stock are simultaneously redeemed.

              D. If the Corporation shall redeem shares of Series C Preferred Stock pursuant to Section A. of this Paragraph 5., notice of such redemption shall be given to each holder of record of the shares to be redeemed. Such notice shall be provided by first class mail, postage prepaid, at such holder's address as the same appears on the stock records of the Corporation not less than 30 days nor more than 60 days prior to the Call Date. If the Corporation elects to provide such notice by publication, it shall also promptly mail notice of such redemption to the holders of the shares of Series C Preferred Stock to be redeemed. Neither the failure to mail any notice required by this paragraph (4) nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice. Each such mailed or published notice shall state, as appropriate: (a) the Call Date; (b) the number of shares of Series C Preferred Stock to be redeemed and, if fewer than all such shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (c) the place or places at which certificates for such shares are to be surrendered for certificates representing shares of Common Stock; (d) the then-current Conversion Rate; and (e) that dividends on the shares of Series C Preferred Stock to be redeemed shall cease to accrue on such Call Date except as otherwise provided herein. Notice having been published or mailed as aforesaid, from and after the Call Date (unless the Corporation shall fail to issue and make available the amount of cash necessary to effect such redemption, including all Cumulative Dividends to the Call Date, whether or not earned or authorized), (i)except as otherwise provided herein, dividends on the shares of Series C Preferred Stock so called for redemption shall cease to accumulate or accrue on the shares of Series C Preferred Stock called for redemption (except that, in the case of a Call Date after a dividend record date and prior to the related Dividend Payment Date, holders of Series C Preferred Stock on the dividend record date will be entitled on such Dividend Payment Date to receive the dividend payable on such shares), (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of

                     Series C Preferred Stock of the Corporation shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon. The Corpora tion's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Call Date, the Corporation shall deposit with a bank or trust company (which may be an affiliate of the Corporation) that has, or is an affiliate of a bank or trust company that has, a capital and surplus of at least $50,000,000, such amount of cash as is necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the shares of Series C Preferred Stock so called for redemption. No interest shall accrue for the benefit of the holders of shares of Series C Preferred Stock to be redeemed on any cash so set aside by the Corporation. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Call Date shall revert to the general funds of the Corporation, after which reversion the holders of the shares of Series C Preferred Stock so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

                             As promptly as practicable after the surrender in
                     accordance with said notice of the certificates for any such shares so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and if the notice shall so state), such certificates shall be exchanged for cash (without interest thereon) for which such shares have been redeemed in accordance with such notice. If fewer than all the outstanding shares of Series C Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series C Preferred Stock not previously called for redemption by lot or by any other method as may be determined by the Board of Directors in its discretion to be equitable. If fewer than all the shares of Series C Preferred Stock represented by any certificate are redeemed, then a new certificate representing the unredeemed shares shall be issued without cost to the holders thereof.

         6. STATUS OF SHARES. All shares of Series C Preferred Stock which shall have been issued and redeemed, converted or reacquired in any manner by the Corporation shall be restored to the status of authorized, but unissued shares of Preferred Stock, without designation as to series.

         7. CONVERSION. Holders of Series C Preferred Stock shall have the right to convert all or a portion of such shares into shares of Common Stock, as follows:

         A. Subject to and upon compliance with the provisions of this Paragraph 7., a holder of shares of Series C Preferred Stock shall have the right, at such holder's option, at any time to convert such shares, in whole or in part, into the number of fully paid and nonassessable shares of authorized but previously unissued shares of Common Stock obtained by multiplying the number of shares of Series C Preferred Stock to be converted and the Conversion Rate (as in effect at the time and on the date provided for in the last clause of Section B. of this Paragraph 7.) by surrendering such shares to be converted, such surrender to be made in the manner provided in Section B. of this Paragraph 7.; provided, however, that the right to convert shares of Series C Preferred Stock called for redemption pursuant to Paragraph

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

              5. shall terminate at the close of business on the Call Date fixed for such redemption, unless the Corporation shall default in making payment upon such redemption under Paragraph 5. hereof.

         B. In order to exercise the conversion right, the holder of each share of Series C Preferred Stock to be converted shall surrender the certificate representing such share, duly endorsed or assigned to the Corporation or in blank, at the office of the Transfer Agent, accompanied by written notice to the Corporation that the holder thereof elects to convert such shares of Series C Preferred Stock. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Series C Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation and the Transfer Agent, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation and the Transfer Agent demonstrating that such taxes have been paid).

                       Holders of shares of Series C Preferred Stock at the
              close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such dividend payment record date and prior to such Dividend Payment Date. However, shares of Series C Preferred Stock surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding Dividend Payment Date (except shares converted after the issuance of notice of redemption with respect to a Call Date during such period, such shares of Series C Preferred Stock being entitled to such dividend on the Dividend Payment Date) must be accompanied by payment of an amount equal to the dividend payable on such shares on such Dividend Payment Date. A holder of shares of Series C Preferred Stock on a dividend payment record date who (or whose transferee) tenders any such shares for conversion into shares of Common Stock on such Dividend Payment Date will receive the dividend payable by the Corporation on such shares of Series C Preferred Stock on such date, and the converting holder need not include payment of the amount of such dividend upon surrender of shares of Series C Preferred Stock for conversion. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the shares of Common Stock issued upon such conversion.

                       As promptly as practicable after the surrender of
              certificates for shares of Series C Preferred Stock as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or send on such holder's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares of Series C Preferred Stock in accordance with provisions of this Section F, and any fractional share of Common Stock arising upon such conversion shall be settled as provided in Section C of this Paragraph 7.

                       Each conversion shall be deemed to have been effected
              immediately prior to the close of business on the date on which the certificates for shares of Series C Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares

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

              represented thereby at such time on such date and such conversion shall be at the Conversion Rate in effect at such time on such date unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date on which such shares shall have been surrendered and such notice received by the Corporation.

         C. No fractional share of Common Stock or scrip representing fractions of a share of Common Stock shall be issued upon conversion of the shares of Series C Preferred Stock. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion of shares of Series C Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash based upon the Current Market Price of the Common Stock on the Trading Day immediately preceding the date of conversion. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series C Preferred Stock so surrendered.

         D. The Conversion Rate shall be adjusted from time to time as follows:

              (1) If the Corporation shall after the Issue Date (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of shares or (iv) issue any shares of stock by reclassification of its Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any share of Series C Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock (or fraction of a share of Common Stock) that such holder would have owned or have been entitled to receive the number of shares of Common Stock (or fraction of a share of Common Stock) that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such share of Series C Preferred Stock been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this Section D(1) of Paragraph 7 shall become effective immediately after the opening of business on the day next following the record date (except as provided in Section H. below) in the case of a dividend or distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

              (2) If the Corporation shall issue after the Issue Date rights, options or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date

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




                     described below in this Section D(2) of Paragraph 7) to subscribe for or purchase Common Stock on the record date for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Rate in effect at the opening of business on the day next following such record date shall be adjusted to equal the rate determined by multiplying (i) the Conversion Rate in effect immediately prior to the opening of business on the day following the date fixed for such determination by (ii) a fraction, the numerator of which shall be the sum of (X) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and
                     (Y) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants, and the denominator of which shall be the sum of (XX) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (YY) the number of shares that the aggregate proceeds to the Corporation from the exercise of such rights or warrants for Common Stock would purchase at such Fair Market Value. Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in Section H below). In determining whether any rights or warrants entitle the holders of Common Stock to subscribe for or purchase Common Stock at less than such Fair Market Value, there shall be taken into account any consideration received by the Corporation upon issuance and upon exercise of such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors.

              (3) If the Corporation shall distribute to all holders of its Common Stock any shares of stock of the Corporation (other than common Stock) or evidence of its indebtedness of assets (including cash, but excluding Permitted Common Stock Cash Distributions) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants issued to all holders of Common Stock entitling them for a period expiring within 45 days after the record date referred to in Section D(2) of this Paragraph 7. above to subscribe for or purchase Common Stock, which rights and warrants are referred to in and treated under such Section D(2) above) (any of the foregoing being hereinafter in this Section D(3) called the "Distribution"), then in each such case the Conversion Rate shall be adjusted so that it shall equal the rate determined by multiplying (i) the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such Distribution by (ii) a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock on the record date mentioned below, and the denominator of which shall be the Fair Market Value per share of Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board resolution), of the portion of the stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock. Such adjustment shall become effective immediately at the opening of business on the Business Day next following (except as provided in Section H below) the record date for the determination of stockholders entitled to receive such Distribution. For the purposes of this Section D(3), the distribution of a right or warrant to subscribe or purchase any of the Corporation's securities, which is distributed not only to the holders of the Common Stock on the date fixed for the determination of

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

                     stockholders entitled to such Distribution of such right or warrant, but also is distributed with shares of Common Stock delivered to a Person converting shares of Series C Preferred Stock after such determination date, shall not require an adjustment of the Conversion Rate pursuant to this Section D(3); provided that if on the date, if any, on which a person converting shares of Series C Preferred Stock such person would no longer be entitled to receive such right or warrant with shares of Common Stock (other than as a result of the termination of all such right or warrant), a distribution of such rights or warrants shall be deemed to have occurred and the Conversion Rate shall be adjusted as provided in this Section D(3) and such day shall be deemed to be "the date fixed for the determination of the stockholders entitled to receive such distribution" and "the record date" within the meaning of the two preceding sentences.

              (4) No adjustment in the Conversion Rate shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such rate; provided, however, that any adjustments that by reason of this Section D(4) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Paragraph 7 [other than this Section D(4)] not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock. Notwithstanding any other provisions of this Paragraph 7, the Corporation shall not be required to make any adjustment of the Conversion Rate for the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under such plan. All calculations under this Paragraph 7 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this Section D of this Paragraph 7 to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Rate, in addition to those required by this Section D, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, reclassification or combination of shares, distribution of rights or warrants to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Corporation to its stockholders shall not be taxable, or if that is not possible, to diminish any taxes that are otherwise payable because of such event.

              E.     If:

                     (1) the Corporation shall authorize a dividend (or any other distribution) on the Common Stock (other than cash dividends and cash distributions to the extent the same constitute Permitted Common Stock Cash Distributions); or

                     (2) the Corporation shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or series of stock or any other rights or warrants; or


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




                     (3) there shall be any reclassification of the Common Stock or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or a statutory share exchange, or an issuer or self tender offer by the Corporation for all or a substantial portion of its outstanding shares of Common Stock (or an amendment thereto changing the maximum number of shares sought or the amount or type of consideration being offered therefor) or the sale or transfer of all or substantially all of the assets of the Corporation as an entirety; or

                     (4) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Corporation,

                     then the Corporation shall cause to be filed with the Transfer Agent and shall cause to be mailed to each holder of shares of Series C Preferred Stock at such holder's address as shown on the stock records of the Corporation, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating (i) the record date for the payment of such dividend, distribution or rights or warrants, or, if a record date is not established, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (ii) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassifica tion, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up or (iii) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Paragraph 7.

         F. Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall promptly file with the Transfer Agent an officer's certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to each holder of shares of Series C Preferred Stock at such holder's last address as shown on the stock records of the Corporation.

         G. In any case in which Section D. of this Paragraph 7. provides that an adjustment shall become effective on the day next following the record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any share of Series C Preferred Stock converted after such record date and before the occurrence of such event the additional Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock

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




              issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount of cash in lieu of any fraction pursuant to Section C. of this Paragraph 7.

         H. There shall be no adjustment of the Conversion Rate in case of the issuance of any stock of the Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this Paragraph 7. If any action or transaction would require adjustment of the Conversion Rate pursuant to more than one paragraph of this Paragraph 7., only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.

         I. If the Corporation shall take any action affecting the Common Stock, other than action described in this Paragraph 7, that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of Series C Preferred Stock, the Conversion Rate for the Series C Preferred Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time as the Board of Directors, in its sole discretion, may determine to be equitable under the circumstances.

         J. The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities or property on conversion or redemption of shares of Series C Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or other securities or property in a name other than that of the holder of the shares of Series C Preferred Stock to be converted or redeemed, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or established, to be reasonable satisfaction of the Corporation, that such tax has been paid.

         8. RANKING. So long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not issue any class or series of Stock which would entitle the holders thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series C Preferred Stock. Any class or series of stock of the Corporation shall be deemed to rank:

              A. on a parity with the Series C Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series C Preferred Stock, if the holders of such class of stock or series and the Series C Preferred Stock shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other ("Parity Stock"); and

                B. junior to the Series C Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such stock or series shall be Common Stock or if the holders of Series C Preferred Stock shall be entitled to receipt of dividends or

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




                     of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such class or series ("Junior Stock").

         Series B Preferred Stock shall be considered Parity Stock.

         9. VOTING RIGHTS. Holders of Series C Preferred Stock are entitled to vote solely upon those amendments, alterations or repeals of any provision of the Corporation's Certificate of Incorporation adversely affecting their rights and preferences as preferred stockholders; provided, however, that the issuance by the Corporation of additional series of preferred stock will not be deemed to adversely affect the rights and preferences of holders of Series C Preferred Stock, so long as any such series of preferred stock ranks junior to or on a parity with the Series C Preferred Stock. The holders of Series C Preferred Stock shall have no other voting rights, except as prescribed by law.

              For purposes of the foregoing provisions of this Paragraph 9, each share of Series C Preferred Stock shall have one vote per share.

              Nothing contained in this Paragraph 9 shall require a vote of the holders of Series C Preferred Stock (i) in connection with any merger or consolidation in which the Corporation is the surviving entity if, immediately after the merger or consolidation, there are outstanding no shares and no securities convertible into shares of any class ranking as to distribution rights or liquidation preference senior to the Series C Preferred Stock or (ii) in connection with any merger or consolidation in which the Corporation is not the surviving entity if, as result of the merger or consolidation, the holders of Series C Preferred Stock receive shares of stock or beneficial interest or other equity securities with preferences, rights and privileges not materially inferior to the preferences, rights and privileges of the Series C Preferred Stock.

         10. SEVERABILITY OF PROVISIONS. If any preference, conversion or other right, voting power, restriction, limitation as to dividends or other distributions, qualification or term or condition of redemption of the Series C Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series C Preferred Stock set forth herein which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect, and no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Series C Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

              RESOLVED FURTHER, that the appropriate officers of the Corporation be, and they are hereby, authorized and directed from time to time to execute such certificates, instruments or other documents and do all such things as may be necessary or advisable in their discretion in order to carry out the terms hereof, including the filing with the Secretary of State for the State of Delaware of a copy of the foregoing resolution executed by an officer of the Corporation.


Dated _____________________, 1999.

                                             3TEC ENERGY CORPORATION

                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


                                   EXHIBIT "C"

                        BYLAWS OF 3TEC ENERGY CORPORATION
                        --------------------------------

                               ARTICLE I - OFFICES

         Section 1.1. OFFICES. The registered office of 3TEC Energy Corporation (the "Corporation") in the State of Delaware shall be as set forth in its Certificate of Incorporation until changed by the Board of Directors as provided by law. The Corporation may also have such offices and places of business, within or without the State of Delaware, as the Board of Directors may determine from time to time or as the business of the Corporation may require.

                                ARTICLE II - SEAL

         Section 2.1. SEAL. The corporate seal of the Corporation shall have inscribed thereon, in the outer circle, the full name of the Corporation and the word "Delaware", with the words "Corporate Seal" across the center thereof, an imprint of which seal shall then appear on the margin hereof opposite this
Section 2.1.

                      ARTICLE III - STOCKHOLDERS' MEETINGS

         Section 3.1. PLACE. Meetings of the stockholders may be held anywhere, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors or the stockholders.

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

         Section 3.2. DATE AND PLACE OF ANNUAL MEETING. An annual meeting of stockholders shall be held at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time.

         Section 3.3. PURPOSE OF ANNUAL MEETING. The purpose of the annual meeting shall be to elect members of the Board of Directors and to transact such other business, without limitation, as may properly come before the annual meeting.

         Section 3.4. SPECIAL MEETINGS. Special meetings of the stockholders for any purpose or purposes may be called by the president, or by the directors (either by written instrument signed by a majority or by resolution adopted by a vote of the majority). No business other than that specified in the notice of special meeting shall be transacted at any such special meeting.

         Section 3.5. NOTICE. Not less than ten (10) nor more than sixty (60) days before every annual or special meeting of stockholders, a written or printed notice stating the time and place thereof and, if a special meeting, the purpose or purposes for which such meeting is called, shall be served upon or mailed to each stockholder entitled to vote thereat, at the address of such stockholder as it appears upon the books of the Corporation or, if such stockholder shall have filed with the secretary of the Corporation a written request that notices be mailed to some other address, then to the address designated in such request. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

         Section 3.6. QUORUM. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business at such meeting. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number of shares on the matter being voted on is required by the Certificate of Incorporation of the Corporation, these Bylaws or applicable law. Directors shall be elected by a plurality of the shares represented at the meeting and entitled to vote in the election of Directors.

         Section 3.7. ADJOURNMENT OF STOCKHOLDERS' MEETING. Any meeting of stockholders may be adjourned at any time, whether or not there is a quorum, by the chairman of such meeting or the vote of the majority of shares represented at such meeting. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 3.8. PROXIES. At all meetings of stockholders, a stockholder may vote by proxy, executed in writing by the stockholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three (3) years from the date of its execution, unless the person executing it specified therein a longer period of time for which such proxy is to continue in force. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy

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

which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation.

         Section 3.9. VOTING OF SHARES. Each outstanding share shall be entitled to one vote and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to vote at a meeting of stockholders.

         Section 3.10. VOTING BY VOICE, HAND OR BALLOT. All voting at meetings of the stockholders, including voting for the election of directors but excepting where otherwise required by law, shall be by a voice or hand vote; provided, however, that upon demand therefor by a stockholder entitled to vote or by his or her proxy, a vote by written ballot shall be taken. Every written ballot shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting.

         Section 3.11. VOTING OF SHARES BY CERTAIN HOLDERS. The rights of persons in whose names shares stand on the stock records of the Corporation to vote is subject to the following provisions:

         (a) Neither treasury shares, nor shares of its own stock held by the Corporation in a fiduciary capacity, nor shares held by another corporation if the majority of the shares entitled to vote for the election of directors of such other corporation is held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

         (b) Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such Corporation may determine.

         (c) Shares held by an administrator, executor, personal representative, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.

         (d) Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

         (e) Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

         (f) A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Section 3.12. ACTION BY CONSENT. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and

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voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         Section 3.13. CONDUCT OF STOCKHOLDER MEETINGS. Meetings of the stockholders shall be presided over by the Chairman of the Board or, in his absence, the President of the Corporation, or, if no such person is present, a person designated by the Chairman of the Board or, in his absence, the President of the Corporation. The Secretary of the Corporation, or in his absence, an Assistant Secretary, or, if no such person is present, a person designated by the chairman of the meeting, shall act as secretary of the meeting. The precedence of and procedure on motions and other procedural matters at a meeting shall be as determined by the chairman of such meeting, in his sole discretion, provided that such chairman acts in a manner which is not inconsistent with the Certificate of Incorporation of the Corporation, these Bylaws and applicable law.

         Section 3.14. WAIVER OF NOTICE. Whenever written notice is required to be given to the stockholders, a written waiver thereof signed by any stockholder entitled to such notice (whether, in the case of notice of a meeting, the written waiver thereof is signed before or after the meeting) shall in all respects be considered notice. Attendance in person at any stockholders' meeting shall for all purposes constitute waiver of notice thereof unless the stockholder attends the meeting for the sole purpose of objecting to the transaction of any business thereat because the meeting is not lawfully called or convened and unless such stockholder so objects at the beginning of the meeting and does not otherwise participate therein.

         Section 3.15. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer or agent having charge of the stock transfer books for shares of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting during ordinary business hours at the principal office of the Corporation for a period of at least ten (10) days prior to the meeting. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders.

         Section 3.16. NOTIFICATION OF STOCKHOLDER BUSINESS. All business properly brought before an annual meeting of stockholders shall be transacted at such meeting. Business shall be deemed properly brought only if it is (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (iii) brought before the meeting by a stockholder of record entitled to vote at such meeting if written notice of such stockholder's intent to bring such business before such meeting is delivered to, or mailed, postage prepaid, and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting and the 10th day following the issuance by the Corporation of a press release announcing the meeting date. In no event

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shall any press release announcing an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. For the purpose of the annual meeting of stockholders to be held in 2000, the first anniversary of the preceding year's annual meeting shall be the first anniversary of the 1999 annual meeting of stockholders of Middle Bay Oil Company, Inc. Each notice given by such stockholder shall set forth: (A) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (B) the name and address of the stockholder who intends to propose such business;
(C) a representation that the stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business; (D) any material interest of the stockholder in such business; and (E) as to the stockholder giving the notice and the beneficial owner, if any, or whose behalf the proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the meeting may refuse to transact any business at any meeting presented without compliance with the foregoing procedure.

                             ARTICLE IV - DIRECTORS

         Section 4.1. GENERAL POWERS; ELECTION AND TERMS; BOARD VACANCIES. The property, business and affairs of the Corporation shall be managed by the Board of Directors. The Board of Directors shall consist of not less than five (5) nor more than nine (9) members, as such number may be designated by the Board of Directors from time to time. Directors shall be elected by a plurality of the votes of the stockholders present in person or represented by written proxy at the annual meeting. Each director so elected shall hold office until the next annual stockholders' meeting or until said director's successor is duly elected and qualified, or until his or her earlier death, resignation, or removal. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified herein, or, if the time be not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Vacancies on the Board of Directors, however occurring, including, but not limited to, vacancies arising from newly created directorships, may be filled only by a majority of the remaining directors, or by the sole remaining director, although less than a quorum; but if there is a complete vacancy upon the Board with no remaining director, the vacancies may be filled by the stockholders.

         Section 4.2. MEETINGS OF DIRECTORS. The directors shall meet at such times and places, within or without the State of Delaware, as the Board may from time to time determine. Any regular or special meeting of the Board may be called by the president, or by a majority of the authorized number of directors. The annual meeting of the Board of Directors shall be held before or immediately following the stockholders' annual meeting and at the same place; provided, however, that said meeting may be held on such other day, hour or place, as may be determined by the written consent of all directors, or, in the absence of such consent, as may be designated in written notice sent by the president or by the secretary to each director at least two (2) days prior to the date specified in said notice. The annual directors' meeting shall, in any event, be held within ninety (90) days after the annual meeting of the stockholders if so demanded in writing by any director.

         Section 4.3. TELEPHONIC MEETINGS. Members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or committee by means of conference

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telephone or similar communications equipment by which all persons participating in the meeting can hear one another at the same time. Such participation shall constitute presence in person at the meeting. All participants in any meeting of Directors, by virtue of their participation and without further action on their part, shall be deemed to have consented to the recording of such meeting by electronic device or otherwise, and to the making of a written transcript thereof, in order that minutes thereof shall be available for the Corporation's records.

         Section 4.4. QUORUM AND VOTING. A majority of the total number of the Board of Directors shall constitute a quorum for the transaction of business, but a lesser number may adjourn any meeting from time to time and the meeting may be held as adjourned without further notice. When a quorum is present, the vote of at least a majority of the directors who are present in person or by proxy, shall decide any questions brought before the meeting unless a different vote is required by statute, the Certificate of Incorporation of the Corporation, or these Bylaws.

         Section 4.5. NOTICE. Notice of any special meeting shall be given at least four (4) days previous thereto by written notice mailed to each Director at his business address, or by notice given at least two (2) days prior to the meeting, in person or by any means specified in Section 11.1. Any Director may waive notice and a written waiver thereof signed by a director (whether, in the case of notice of a meeting, the written waiver is signed before or after the meeting) shall constitute notice. Attendance in person at any directors' meeting shall for all purposes constitute waiver of notice thereof unless the director attends the meeting for the sole purpose of objecting to the transaction of any business thereat because the meeting is not lawfully called or convened and unless he or she voices his or her objections at the beginning of the meeting and does not otherwise participate therein. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 4.6. REMOVAL. At any meeting of stockholders called expressly for that purpose, any one or more directors may be removed with or without cause, by the holders of a majority of the shares then entitled to vote on the election of directors.

         Section 4.7. ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

         Section 4.8. COMPENSATION. The directors shall receive only such compensation for their services as directors may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by such director on account of such director's attendance at any meetings of the Board or committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

         Section 4.9. COMMITTEES. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management and the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it, but no

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such committee shall have power or authority in reference to amending the
Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix any of the designations, preferences or rights of such shares), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, or amending these Bylaws; and, unless the resolution, Bylaws or Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend, authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware. A majority of the members of a committee shall constitute a quorum for the transaction of business. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. Vacancies in such committees shall be filled by the Board of Directors.

         Section 4.10 NOMINATION OF DIRECTORS. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Any stockholder entitled to vote for the election of directors at a meeting (i.e., any stockholder of record) may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days in advance of such meeting, and
(ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (1) the name and address of the stockholder who intends to make the nomination of the person or persons to be nominated; (2) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (4) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and
(5) the written consent of each nominee to serve as a director of the Corporation if so elected. The filing of a stockholder notice as required by this Section 4.10 shall not, in and of itself, constitute the making of the nomination(s) described therein. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

                              ARTICLE V - OFFICERS

         Section 5.1. OFFICERS AND ELECTION THEREOF. The officers of the Corporation shall be a chief executive officer, president, secretary and a treasurer, and such other officers and assistant officers, including, but not limited to, a chairman of the board or one or more vice-presidents, as the Board of Directors may from time to time deem necessary or advisable.

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                  a. CHAIRMAN OF THE BOARD. The chairman of the board, if there be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time be assigned to him by the Board of Directors or prescribed by these Bylaws.

                  b. CHIEF EXECUTIVE OFFICER AND PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if there be such an officer, the Chief Executive Officer and President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and officers of the Corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

                  c. VICE PRESIDENT. In the absence or disability of the chief executive officer, the vice president or vice presidents, if there be such an officer or officers, in order of their rank as fixed by the Board of Directors, or if not ranked, the vice president designated by the Board of Directors, shall perform all the duties of the chief executive officer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or these Bylaws.

                  d. SECRETARY. The secretary shall keep, or cause to be kept, a book of minutes at the principal office or such other place as the Board of Directors may order, of all meetings of directors and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at meetings of directors, the number of shares present or represented at meetings of stockholders and the proceedings thereof. The secretary shall keep, or cause to be kept, at the principal office or at the office of the Corporation's transfer agent, a stock ledger, or a duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation. The secretary shall give, or cause to be given, notice of all the meetings of the stockholders and of the directors required by these Bylaws or by law to be given, and he shall keep the seal of the Corporation, if any, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

                  e. TREASURER. The treasurer, if there be such an officer, shall keep and maintain or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any Director. The treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the president and the Board of Directors, whenever they request it, an account of all transactions as treasurer and of the financial condition of the Corporation, and shall have such other

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         powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws. He shall be bonded, if required by the Board of Directors.

Any number of offices may be held by the same person. All officers shall be elected by the Board of Directors at its annual meeting, and the Board of Directors shall also be empowered to fill all vacancies in office.

         Section 5.2. TERM AND REMOVAL. Each officer of the Corporation shall hold office until the next annual meeting of the Board of Directors or until his successor is duly elected and qualified, or until his earlier death, resignation, or removal; provided, however, that any officer elected by the Board of Directors may at any time, with or without cause, be removed by the affirmative vote of a majority of the total number of the Board, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation.

         Section 5.3. ASSISTANTS, AGENTS AND EMPLOYEES, ETC. In addition to the officers specified in Section 5.1, the Board may appoint other assistants, agents and employees as it may deem necessary or advisable, including, by way of expansion and not limitation, one or more Assistant Secretaries, and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any such assistants, agents or employees.

         Section 5.4. RESIGNATIONS. Any officer or assistant may resign at any time by giving written notice of such resignation to the Board or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, upon receipt thereof by the Board or the Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 5.5. COMPENSATION. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. None of such officers shall be prevented from receiving such compensation by reason of the fact that such officer is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving such compensation by reason of the fact that such officer is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving proper compensation therefor.

                   ARTICLE VI - DIVIDENDS AND DEPOSIT OF FUNDS

         Section 6.1. DIVIDENDS. Subject to the laws of the State of Delaware, the Board of Directors may, from time to time, declare and the Corporation may pay dividends on its outstanding shares in cash, property, or its own shares, except when the Corporation is insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the Certificate of Incorporation.

         Section 6.2. BANK ACCOUNTS AND DEPOSITS. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation with such banks, bankers, trust companies or other depositories as the Board of Directors may select or as may be selected by any other officer or officers, agent or agents of the Corporation to whom such power may be delegated from time to time by the Board of Directors.

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         Section 6.3. SIGNING OF CHECKS AND DRAFTS. Except as otherwise provided in these Bylaws, all checks, drafts, or other order or payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

         Section 6.4. LOANS. No loans and no renewals of any loans shall be contracted on behalf of the Corporation except as authorized by the Board of Directors. When authorized so to do by the Board of Directors, any officer of the Corporation may effect loans and advances for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the Corporation. When authorized so to do by the Board of Directors, any officer of the Corporation may pledge, hypothecate or transfer, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, securities and other personal property at any time held by the Corporation, and to that end, may endorse, assign and deliver the same. Such authority may be general or confined to specific instances.

                               ARTICLE VII - STOCK

         Section 7.1. STOCK CERTIFICATES. The certificates for shares of the Corporation's capital stock shall be in such form as shall be determined from time to time by the Board of Directors. Each stock certificate shall have plainly stated on its face: the name of the Corporation, its state of incorporation, the name of the registered holder of such certificate, and the number and par value of the shares represented thereby, and any other matters required by law. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the president or a vice-president and by the secretary or assistant secretary or the treasurer or assistant treasurer. Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. Each stock certificate shall also have conspicuously noted thereon any restriction on transfer applicable to such certificate.

         Section 7.2. STOCK TRANSFER BOOKS. A record of all certificates for shares issued by the Corporation shall be kept by the Secretary or by any transfer agent or registrar appointed pursuant to Section 7.3 below at the principal office of the Corporation or at the office of such transfer agent or registrar. Such record shall show the name and address of the person, firm or corporation in which certificates for shares are registered, the number and classes of shares represented by each such certificate, the date of each such certificate, and in the case of certificates which have been cancelled, the dates of cancellation thereof.

         Section 7.3. TRANSFER AGENTS AND REGISTRARS. The Board of Directors may appoint one (1) or more transfer agents, registrars or other agents for the purpose of registering transfer of shares of the Corporation, issuing new certificates of shares of the Corporation and cancelling certificates surrendered to the Corporation. Such agents and registrars shall be appointed at such times and places as the requirements of the Corporation may necessitate and the Board of Directors may designate. Any such transfer agent, registrar or other agent shall be under a duty to the

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Corporation to exercise good faith and due diligence in performing his functions. Such transfer agent, registrar or other agent shall have, with regard to the particular functions he performs, the same obligation to the holder or owner of shares of the Corporation and shall have the same rights and privileges as the Corporation has in regard to those functions.

         Section 7.4. REGISTRATION OF TRANSFER. Registration of stock transfers shall be made only upon the books of the Corporation upon due presentment to the Corporation of a stock certificate for registration of transfer of the shares evidenced thereby, accompanied by the written assignment thereof by the person in whose name the stock is registered or by his or her duly constituted attorney-in-fact. Prior to presentment for registration of transfer as aforesaid, the Corporation may, at its option, treat the registered owner of any shares of its stock as the owner-in-fact of such shares and as the person exclusively entitled to exercise and enjoy all rights, powers, and privileges of the owner thereof.

         Section 7.5. LOST, STOLEN, DESTROYED AND MUTILATED CERTIFICATES. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper to do so.

                           ARTICLE VIII - RECORD DATE

         Section 8.1. CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE FOR DETERMINING STOCKHOLDERS' RIGHTS. For the purposes of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed in any case sixty (60) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix, in advance, a record date for any such determination of stockholders, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and not be more than sixty (60) nor less than ten
(10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If the stock transfer books are not closed and no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the date on which such notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, except that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 8.2. RECORD DATE WHEN NO MEETING HELD. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by this act, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by

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delivery to its registered office in this state, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the law, the Certificate of Incorporation of the Corporation, or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

         Section 8.3. RECORD DATE; DISTRIBUTIONS; OTHER. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If the stock transfer books are not closed and no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating thereto.

                            ARTICLE IX - FISCAL YEAR

         Section 9.1. FISCAL YEAR. The fiscal year of the Corporation shall be the calendar year unless and until changed by the Board of Directors.

                             ARTICLE X - AMENDMENTS

         Section 10.1. AMENDMENTS. These Bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the Board of Directors at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting.

                              ARTICLE XI - NOTICES

         Section 11.1. GIVING OF NOTICE. Except as otherwise provided by the General Corporation Law of Delaware, these Bylaws, the Corporation's Certificate of Incorporation, or resolution of the Board of Directors, every meeting notice or other notice, demand, bill, statement or other communication (collectively "Notice") to or from the Corporation from or to a director, officer or stockholder shall be duly given if it is written or printed and is (a) sent by first class mail or by overnight service of the U.S. Postal Service, postage prepaid, (b) sent by any established overnight air courier service, such as Federal Express, Emery Airborne or UPS, (c) sent by telegraph, tested telex or other tested facsimile transmission, (d) delivered by any commercial messenger service which regularly retains its receipts, or (e) personally delivered, provided a receipt is obtained reflecting the date of delivery. Notice shall not be duly given unless all delivery or postage charges are prepaid. Notice shall be given to an addressee's most recent address as it appears on the Corporation's records. A Notice shall be deemed "given" when dispatched for delivery,

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or if mailed, on the date postmarked. This Section shall not have the effect of shortening any notice period provided for in these Bylaws.

                           ARTICLE XII - MISCELLANEOUS

         Section 12.1. EXECUTION OF CONTRACTS. The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

         Section 12.2. HEADINGS. All headings and other titles and captions used in these Bylaws are for convenience only and shall not be considered in construing or interpreting any provision of these Bylaws.

         Section 12.3. INTERESTED DIRECTORS; QUORUM. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
(2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.








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                            CERTIFICATE OF SECRETARY

         I, the undersigned, do hereby certify:

         (1) That I am the duly elected and acting secretary of 3TEC Energy Corporation, a Delaware corporation; and

         (2) That the foregoing bylaws, comprising _________ (__) pages, including this Certificate, constitute the original bylaws of said Corporation, as duly adopted at the first meeting of the Board of Directors thereof duly held on the ____ day of _____________, 1999.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name this ____ day of _____________, 1999.




                                        ------------------------------------
                                                                 , Secretary
                                        -------------------------











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                                   EXHIBIT "D"

PROVISIONS OF ALABAMA BUSINESS CORPORATION ACT RELATING TO DISSENTERS' RIGHTS

ALABAMA CODE ANNOTATED
TITLE 10. CORPORATIONS, PARTNERSHIPS AND ASSOCIATIONS
CHAPTER 2B. BUSINESS CORPORATIONS

ARTICLE 13. DISSENTERS' RIGHTS

SECTION 10-2B-13.01.  DEFINITIONS.

         (1) "Corporate action" means the filing of articles of merger or share exchange by the probate judge or Secretary of State, or other action giving legal effect to a transaction that is the subject of dissenters' rights.

         (2) "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

         (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 10-2B-13.02 and who exercises that right when and in the manner required by Sections 10-2B-13.20 through 10-2B-13.28.

         (4) "Fair Value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

         (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all circumstances.

         (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

         (7) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

         (8) "Shareholder" means the record shareholder or the beneficial shareholder.

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

SECTION 10-2B-13.02.  RIGHT TO DISSENT.

         (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

                  (1) Consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by Section 10-2B-11.03 or the articles of incorpora tion and the shareholder is entitled to vote on the merger or (ii) if the corporation is a subsidiary that is merged with its parent under Section 10-2B-11.04;

                  (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

                  (3) Consummation of a sale or exchange by all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

                  (4) To the extent that the articles of incorporation of the corporation so provide, an amend ment of the articles of incorporation that materially and adversely affects rights in respect to a dissenter's shares because it:

                           (i) Alters or abolishes a preferential right of the shares;

                           (ii) Creates, alters, or abolishes a right in respect of redemption, including a provi sion respecting a sinking fund for the redemption or repurchase of the shares;

                           (iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

                           (iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

                           (v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Section 10-2B-6.04; or

                  (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

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         (b)      A shareholder entitled to dissent and obtain payment for
                  shares under this chapter may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


SECTION 10-2B-13.03.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

         (a) A record shareholder may assert dissenters' rights as to fewer than all of the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares to which he or she dissents and his or her other shares were registered in the names of different shareholders.

         (b) A beneficial shareholder may assert dissenters' rights as to shares held on his or her behalf only if:

                  (1) He or she submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

                  (2) He or she does so with respect to all shares of which he or she is the beneficial share holder or over which he or she has power to direct the vote.


SECTION 10-2B-13.20.  NOTICE OF DISSENTERS' RIGHTS.

         (a) If proposed corporate action creating dissenters' rights under
Section 10-2B-13.02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

         (b) If corporate action creating dissenters' rights under Section 10-2B-13.02 is taken without a vote of shareholders, the corporation shall
(1) notify in writing all shareholders entitled to assert dissenters' rights that the action was taken; and (2) send them the dissenters' notice described in Section 10-2B-13.22.

SECTION 10-2B-13.21.  NOTICE OF INTENT TO DEMAND PAYMENT.

         (a) If proposed corporate action creating dissenters' rights under
Section 10-2B-13.02 is submitted to a vote at a shareholder's meeting, a shareholder who wishes to assert dissenters' rights (1) must deliver to the corporation before the vote is taken written notice of his or her intent to demand payment or his or her shares if the proposed action is effectuated; and (2) must not vote his or her shares in favor of the proposed action.

         (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his or her shares under this article.

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




SECTION 10-2B-13.22.  DISSENTERS' NOTICE.

         (a) If proposed corporate action creating dissenters' rights under
Section 10-2B-13.02 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Section 10-2B-13.21.

         (b) The dissenters' notice must be sent no later than 10 days after the corporate action was taken, and must:

                  (1)      State where the payment demand must be sent;

                  (2) Inform holders of shares to what extent transfer of the shares will be restricted after the payment demand is received;

                  (3)      Supply a form for demanding payment;

                  (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection
                           (a) notice is delivered; and

                  (5)      Be accompanied by a copy of this article.


SECTION 10-2B-13.23.  DUTY TO DEMAND PAYMENT.

         (a) A shareholder sent a dissenters' notice described in Section 10-2B-13.22 must demand payment in accordance with the terms of the dissenters' notice.

         (b) The shareholder who demands payment retains all other rights of a shareholder until those rights are canceled or modified by the taking of the proposed corporate action.

         (c) A shareholder who does not demand payment by the date set in the dissenters' notice is not entitled to payment for his or her shares under this article.

         (d) A shareholder who demands payment under subsection (a) may not thereafter withdraw that demand and accept the terms offered under the proposed corporate action unless the corporation shall consent thereto.

SECTION 10-2B-13.24.  SHARE RESTRICTIONS.

         (a) Within 20 days after making a formal payment demand, each shareholder demanding payment shall submit the certificate or certificates representing his or her shares to the corporation for (1) notation thereon by the corporation that such demand has been made and (2) return to the shareholder by the corporation.

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

         (b) The failure to submit his or her shares for notation shall, at the option of the corporation, terminate the shareholders' rights under this article unless a court of competent jurisdiction, for good and sufficient cause, shall otherwise direct.

         (c) If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares.

         (d) A transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

SECTION 10-2B-13.25.  OFFER OF PAYMENT.

         (a) As soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall offer to pay each dissenter who complied with Section 10-2B-13.23 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

         (b) The offer of payment must be accompanied by:

                  (1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of the offer, an income statement for that year, and the latest available interim financial statements, if any;

                  (2) A statement of the corporation's estimate of the fair value of the shares;

                  (3)      An explanation of how the interest was calculated;

                  (4) A statement of the dissenter's right to demand payment under Section 10-2B-13.28; and

                  (5)      A copy of this article.

         (c) Each dissenter who agrees to accept the corporation's offer of payment in full satisfaction of his or her demand must surrender to the corporation the certificate or certificates representing his or her shares in accordance with terms of the dissenters' notice. Upon receiving the certificate or certificates, the corporation shall pay each dissenter the fair value of his or her shares, plus accrued interest, as provided in subsection (a). Upon receiving payment, a dissenting shareholder ceases to have any interest in the shares.

SECTION 10-2B-13.26.  FAILURE TO TAKE CORPORATE ACTION.

         (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment, the corporation shall release the transfer restrictions imposed on shares.

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

         (b) If, after releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Section 10-2B-13.22 and repeat the payment demand procedure.

SECTION 10-2B-13.27.  RESERVED.

SECTION 10-2B-13.28. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH OFFER OF
PAYMENT.

         (a) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, or reject the corpora tion's offer under Section 10-2B-13.25 and demand payment of the fair value of his or her shares and interest due, if:

                  (1)      The dissenter believes that the amount offered under
                           Section 10-2B-13.25 is less than the fair value of his or her shares or that the interest due is incorrectly calculated;

                  (2) The corporation fails to make an offer under Section 10-2B-13.25 within 60 days after the date set for demanding payment; or

                  (3) The corporation, having failed to take the proposed action, does not release the transfer restrictions imposed on shares within 60 days after the date set for demanding payment.

         (b) A dissenter waives his or her right to demand payment under this section unless he or she notifies the corporation or his or her demand in writing under subsection (a) within 30 days after the corporation offered payment for his or her shares.


SECTION 10-2B-13.30.  COURT ACTION.

         (a) If a demand for payment under Section 10-2B-13.28 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         (b) The corporation shall commence the proceeding in the circuit court of the county where the corporation's principal office (or, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

         (c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties must be served with

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

a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided under the Alabama Rules of Civil Procedure.

         (d) After service is completed, the corporation shall deposit with the clerk of the court an amount sufficient to pay unsettled claims of all dissenters party to the action in an amount per share equal to its prior estimate of fair value, plus accrued interest, under Section 10-2B-13.25.

         (e) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         (f) Each dissenter made a party to the proceeding is entitled to judgment for the amount the court finds to be the fair value of his or her shares, plus accrued interest. If the court's determination as to the fair value of a dissenter's shares, plus accrued interest, is higher than the amount estimated by the corporation and deposited with the clerk of the court pursuant to subsection (d), the corporation shall pay the excess to the dissenting shareholder. If the court's determination as to fair value, plus accrued interest, of a dissenter's shares is less than the amount estimated by the corporation and deposited with the clerk of the court pursuant to subsection
(d), then the clerk shall return the balance of funds deposited, less any costs under Section 10-2B-13.31, to the corporation.

         (g) Upon payment of the judgment, and surrender to the corporation of the certificate or certificates representing the appraised shares, a dissenting shareholder ceases to have any interest in the shares.

SECTION 10-2B-13.31.  COURT COSTS AND COUNSEL FEES.

         (a) The court in an appraisal proceeding commenced under Section 10-2B-13.30 shall determine all costs of the proceeding, including compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under
Section 10-2B-13.28.

         (b) The court may also assess the reasonable fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

                  (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 10-2B-13.20 through 10-2B-13.28; or

                  (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexa tiously, or not in good faith with respect to the rights provided by this chapter.

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

         (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

SECTION 10-2B-13.32.  STATUS OF SHARES AFTER PAYMENT.

         Shares acquired by a corporation pursuant to payment of the agreed value therefor or to payment of the judgment entered therefor, as in this chapter provided, may be held and disposed of by such corporation as in the case of other treasury shares, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange may otherwise provide.

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

                                   EXHIBIT "E"

               MIDDLE BAY OIL COMPANY, INC. 1999 STOCK OPTION PLAN
                          MIDDLE BAY OIL COMPANY, INC.
                            [3TEC ENERGY CORPORATION]

                             1999 STOCK OPTION PLAN


                               I. PURPOSE OF PLAN

The MIDDLE BAY OIL COMPANY, INC. [3TEC ENERGY CORPORATION] STOCK OPTION PLAN (the "PLAN") is intended to provide a means whereby certain employees of MIDDLE BAY OIL COMPANY, INC., an Alabama corporation
[3TEC ENERGY CORPORATION, A DELAWARE CORPORATION] (the "COMPANY"), and its subsidiaries may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may grant to certain employees ("OPTIONEES") the option ("OPTION") to purchase shares of the common stock of the Company ("STOCK"), as hereinafter set forth. Options granted under the Plan may be either incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code, as amended (the "CODE"), ("INCENTIVE STOCK OPTIONS") or options which do not constitute Incentive Stock Options.

                               II. ADMINISTRATION

The Plan shall be administered by the Compensation Committee (the "COMMITTEE") of the Board of Directors of the Company (the "BOARD"), and the Committee shall be (a) comprised solely of two or more outside directors (within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder), and (b) constituted so as to permit the Plan to comply with Rule 16b-3, as currently in effect or as hereinafter modified or amended ("RULE 16b-3"), promulgated under the Securities Exchange Act of 1934, as amended (the "1934 ACT"). The Committee shall have sole authority to select the Optionees from among those individuals eligible hereunder and to establish the number of shares which may be issued under each Option; provided, however, that, notwithstanding any provision in the Plan to the contrary, the maximum number of shares that may be subject to Options granted under the Plan to an individual Optionee during any calendar year may not exceed one percent (1%) of the number of shares of the Company's Stock outstanding on October 1, 1999 (subject to adjustment in the same manner as provided in Paragraph VIII hereof with respect to shares of Stock subject to Options then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced. In selecting the Optionees from among individuals eligible hereunder and in establishing the number of shares that may be issued under each Option, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem

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

relevant. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the Optionees, in establishing the number of shares which may be issued under each Option and in construing the provisions of the Plan shall be final.

                             III. OPTION AGREEMENTS

(a) Each Option shall be evidenced by a written agreement between the Company and the Optionee ("OPTION AGREEMENT") which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Stock or a combination of cash and shares of Stock equal in value to the excess of the fair market value of the shares with respect to which the right to purchase is surrendered over the option price therefor ("STOCK APPRECIATION RIGHTS"), on such terms and conditions as the Committee in its sole discretion may prescribe; provided, that with respect to Stock Appreciation Rights granted to employees who are subject to Section 16 of the 1934 Act, except as provided in Subparagraph VIII(c) hereof, the Committee shall retain final authority (i) to determine whether an Optionee shall be permitted, or (ii) to approve an election by an Optionee, to receive cash in full or partial settlement of Stock Appreciation Rights. Moreover, an Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a fair market value equal to such option price.

(b) For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the mean of the reported high and low sales price of the Stock (i) reported by the National Market System or NASDAQ on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

(c) Each Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative.

                           IV. ELIGIBILITY OF OPTIONEE

Options may be granted only to individuals who are employees (including officers and directors who are also employees) of the Company or any parent or subsidiary corporation (as defined in section 424 (e) and (f) of the Code) of the Company at the time the Option is granted; provided, however, that members of the Committee shall

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not be eligible to be granted Options. Options may be granted to the same individual on more than one occasion. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, unless (i) at the time such Option is granted the option price is 110% of the fair market value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination.

                            V. SHARES SUBJECT TO PLAN

The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 1,500,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan to the extent permitted under Rule 16b-3. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph VIII hereof with respect to shares of Stock subject to Options then outstanding. Exercise of an Option in any manner, including an exercise involving a Stock Appreciation Right, shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

                                VI. OPTION PRICE

The purchase price of Stock issued under each Option shall be equal to the fair market value of Stock subject to the Option on the date the Option is granted; provided, however, that this limitation shall not apply to Incentive Stock Options for which a greater purchase price is required pursuant to Paragraph IV hereof.

                                VII. TERM OF PLAN

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

The Plan shall be effective upon October 1, 1999, the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months thereafter. Notwithstanding any provision in this Plan or in any Option Agreement, no Option shall be exercisable prior to such stockholder approval. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph IX, the Plan shall terminate upon and no further Options shall be granted after September 30, 2009.

                    VIII. RECAPITALIZATION OR REORGANIZATION

(a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganiza tion or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

(c) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

If (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company),
(iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "CORPORATE CHANGE"), no later than (a) ten (10) days after the approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty (30) days after a change of control of the type described in Clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (2) require that mandatory surrender to the Company by selected Optionees of some or all of the outstanding
Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or
(4) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

(d) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason therefor shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

                    IX. AMENDMENT OR TERMINATION OF THE PLAN

The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee (unless such change is required in order to cause the

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

benefits under the Plan to qualify as performance-based compensation within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder); and provided, further, that (i) the Board may not make any alteration or amendment which would decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3 and (ii) the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive Options under the Plan or extend the term of the Plan, without the approval of the stockholders of the Company.

                               X. SECURITIES LAWS

(a) The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

(b) It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

                                   XI. GENERAL

(a) Nothing contained in this Plan or any Option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or its parent or subsidiary or any other corporation affiliated with the Company, or interfere in any way with the rights of the Company or its parent or subsidiaries or any corporation affiliated with the Company to terminate his or her employment.

(b) No Optionee shall have any rights as a stockholder of the Company with respect to any shares of Stock subject to an Option hereunder until such shares of Stock have been issued.

(c) Nothing contained in this Plan or in any Option Agreement issued hereunder shall impose any liability or responsibility on the Company, the Board, the Committee or any member or any of the foregoing to pay, or reimburse any Optionee for the payment of any tax arising out of, or on account of the issuance of an Option or Options hereunder to any Optionee, an Optionee's exercise of any Option issued under the Plan or an Optionee's sale, transfer or other disposition of any Stock acquired pursuant to the exercise of any Option issued hereunder. Any person receiving an Option hereunder shall expressly acknowledge and agree that such participation is voluntary and that the Optionee shall be solely responsible for all taxes to which he or she may or become subject as a consequence of such participation.

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

                                      PROXY
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                          MIDDLE BAY OIL COMPANY, INC.

         The undersigned, a shareholder of record of Middle Bay Oil Company, Inc. (the "Company"), hereby appoints Floyd C. Wilson, with power of substitution, to represent and to vote all of the shares of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at 1221 Lamar Street, Suite 1020, Houston, Texas 77010, on November 18, 1999 at 10:00 a.m. Central Daylight Time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares; and the undersigned hereby instructs said proxy to vote all such shares of stock at the Special Meeting in accordance with the following instructions: (indicate by check mark)

I. PROPOSAL TO APPROVE A CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM ALABAMA TO DELAWARE BY MEANS OF A MERGER OF THE COMPANY WITH AND INTO A WHOLLY-OWNED SUBSIDIARY, 3TEC ENERGY CORPORATION, A DELAWARE CORPORATION

                 / / FOR               / / AGAINST          / / ABSTAIN

II. PROPOSAL TO APPROVE A CHANGE IN THE NAME OF THE COMPANY TO 3TEC ENERGY CORPORATION

                 / / FOR               / / AGAINST          / / ABSTAIN

III. PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMPANY COMMON STOCK FROM 40,000,000 TO 60,000,000

                 / / FOR               / / AGAINST          / / ABSTAIN

IV.  PROPOSAL TO APPROVE THE COMPANY'S 1999 STOCK OPTION PLAN

                 / / FOR               / / AGAINST          / / ABSTAIN

V.   OTHER MATTERS

        WITH discretionary authority         WITHOUT AUTHORITY
        to vote upon any other matters / /   to vote upon any other matters / /

     Shareholders approving the proposals set forth herein should mark the "For" box herein; those opposing such action should register their position by marking the appropriate "Against" or "Abstain" box herein or by not returning this Proxy Form. SIGNED BUT UNMARKED PROXY FORMS

WILL BE DEEMED TO AUTHORIZE A VOTE "FOR" THE PROPOSALS SET FORTH
HEREIN.

     The invalidity, illegality or unenforceability of any particular provision of this Proxy Form shall be construed in all respects as if such invalid, illegal or unenforceable provision were omitted without affecting the validity, legality or enforceability of the remaining provisions hereof.

             YOUR VOTE IS IMPORTANT. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN
                  THIS PROXY FORM, USING THE ENCLOSED ENVELOPE.

                      PLEASE SEE REVERSE SIDE FOR SIGNATURE

     PLEASE SIGN BELOW EXACTLY AS NAME APPEARS ON THIS PROXY FORM. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized persons.

     The undersigned acknowledges receipt of the Notice of said Special Meeting and the Proxy Statement dated October 28, 1999 by signing this Proxy.

-                                  -

                                       ----------------------------------------
                                       (Number of Shares)
(Paste mailing label from
Transfer Agent here)                   ----------------------------------------
                                       (Signature of Shareholder)

-                                  -

Dated:  __________________, 1999       ----------------------------------------
                                       (Additional Signatures, if held jointly)
                                       ----------------------------------------
                                       (Title or Authority, if applicable)



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